                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

         [ X ]     Preliminary Proxy Statement
         [   ]     Definitive Proxy Statement
         [   ]     Definitive Additional Materials
         [   ]     Soliciting Material Pursuant to ss.240.14a-11(c)
                   or ss.240.14a-12

                        HERCULES DEVELOPMENT GROUP, INC.
           ----------------------------------------------------------
                (Name of Registrant as specified in its charter)


           ----------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant


Payment of Filing Fee (Check the appropriate box):

         [   ]    No fee required
         [ X ]    Fee computed on table below per Exchange Ac Rules 14a-6(i)(1)
                  and 0-11.

                   (1) Title of each class of securities to which transaction applies: Common Stock
                   (2) Aggregate number of securities to which transaction applies: 4,200,000
                   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined): $2.845, the average of the bid and asked price as of October 2, 2001.
                   (4)  Proposed maximum aggregate value of transaction:
                        $2,389.80
                   (5)  Total fee paid: $2,389.80

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)   Amount Previously Paid:
                                               --------------------------------
                  (2)   Form, Schedule or Registration Statement No.:
                                                                     ----------
                  (3)   Filing Party:
                                     ------------------------------------------
                  (4)   Date Filed:
                                   --------------------------------------------

                        HERCULES DEVELOPMENT GROUP, INC.
                    2121 30th Street, Boulder, Colorado 80301
                                  -------------

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 1, 2001

TO THE SHAREHOLDERS OF HERCULES DEVELOPMENT GROUP, INC.:

         NOTICE IS HEREBY GIVEN, that the Special Meeting (the "Meeting") of shareholders (the "Shareholders") of Hercules Development Group, Inc. (the "Company") will be held at 11:00 A.M. on November 1, 2001 at the offices of Gersten, Savage & Kaplowitz, LLP, at 101 East 52nd Street, New York, NY, 10022 for the following purposes:

1. To approve the Contribution Agreement attached hereto as Exhibit A as executed by and between the Company and Astralis, LLC, a New Jersey limited liability company ("Astralis"), on September 10, 2001 and all transactions and developments contemplated thereby (the "Exchange");

2. To ratify the amendment to the Company's Articles of Incorporation attached hereto as Exhibit B changing the name of the Company to Astralis, Ltd.;

3. To ratify the appointment of L.J. Soldinger Associates as the Company's Independent Certified Public Accountants for the ensuing year;

4. To approve the 2001 Stock Option Plan attached hereto as Exhibit C, and;

5 To transact such other business as may properly come before the Meeting and any continuations and adjournments thereof.

         Shareholders of record at the close of business on September 14, 2001 are entitled to notice of and to vote at the meeting.

         In order to ensure a quorum, it is important that Shareholders representing a majority of the total number of shares issued and outstanding and entitled to vote be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

         In addition, please note that abstentions are included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal.

By Order of the Sole Director,

/s/ Shai Stern
President, CEO and Sole Director
October 4, 2001

                        HERCULES DEVELOPMENT GROUP, INC.
                    2121 30th Street, Boulder, Colorado 80301
                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 1, 2001


         This Proxy Statement is being furnished in connection with the solicitation by the Sole Director of Hercules Development Group, Inc. (the "Company"), for use at the 2001 Special Meeting of Shareholders of the Company (the "Meeting") to be held on November 1, 2001 at 11:00 A.M. at the offices of Gersten, Savage & Kaplowitz, LLP, at 101 East 52nd Street, New York, NY, 10022 and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Sole Director of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting. This statement, the accompanying Notice of Meeting and form of Proxy have been first sent to the Shareholders on or about October 17, 2001.

         In addition, please note that abstentions are included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal.

         All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the proposals described below.

                             OWNERSHIP OF SECURITIES

         Only shareholders of record at the close of business on September 14, 2001 are entitled to vote at the Meeting. As of October 4, 2001, there were issued and outstanding 31,300,000 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting.

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING


What is being voted on at the Meeting?

         Our board of directors is asking shareholders to consider four items at this Special Meeting of Shareholders:

         To approve the Contribution Agreement attached hereto as Exhibit A as executed by and between the Company and Astralis, LLC, a New Jersey limited liability company, on September 10, 2001 and all transactions and developments contemplated thereby including (collectively, the "Exchange");

         To approve the amendment to our Articles of Incorporation whereby our name will be changed to "Astralis, Ltd." pursuant to the terms of the Contribution Agreement;

         To ratify the appointment of L.J. Soldinger Associates as our Certified Independent Public Accountants for the ensuing year, and;

         To approve our option plan, which we refer to as the 2001 Plan.

What are the main terms of the Exchange with Astralis?

         We are currently governed by Colorado law. We are proposing the Exchange with Astralis, LLC. We believe that the combination of our company and Astralis will prove beneficial to both entities in that the business of Hercules Development will be furthered through being provided the means whereby it can become an operating company and Astralis will acquire access to greater resources.

         We need at least a majority of the votes entitled to be cast to approve the Exchange for it to be adopted. If the Exchange is adopted:

         We will issue our shares of common stock in return for limited liability company membership interests in Astralis, a New Jersey limited liability company. The business combination that we are undertaking is effectively a merger. The reason that a share exchange, rather than a merger, will take place is that the entity with which we are combining is a limited liability company rather than a corporation.

         We will do business under the name of "Astralis, Ltd."

         We will remain governed by Colorado law and by the articles and bylaws of the Company, with the exception that our name will change to Astralis, Ltd. (referred to herein interchangeably as the "Company," as applicable).

         Unless you exercise your dissenters' rights under Colorado law, you will automatically become a shareholder of Astralis, Ltd. Dissenters' rights are explained more fully under Item 3 hereof. A copy of the applicable statutory provisions under Colorado law that govern dissenters' rights is attached to this proxy statement as Exhibit D.

         The proposed Exchange with Astralis, LLC is discussed in more detail in "PROPOSAL No. 1 - THE TRANSACTION WITH ASTRALIS, LLC" below.

What rights do I have if I am opposed to the Exchange?

         You have dissenting shareholders' rights to have your shares of stock redeemed at fair market value if you dissent to the Exchange and if you follow the procedures that are explained in more detail in "Item 3. Dissenters' Rights of Appraisal" below. A copy of the statutory provisions under Colorado law that govern dissenters' rights are attached to this proxy solicitation statement as Exhibit D.

Who can vote at the Meeting?

         Our board of directors has set September 14, 2001 as the record date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 31,300,000 shares of our common stock outstanding held by a total of 30 shareholders of record.

What constitutes a quorum for the Meeting?

         To have a quorum, we need one-third of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately. The shares held by Mr. Shai Stern, our sole officer and director, suffice for a quorum to be met, and we have been informed by Mr. Stern that he will be present at the Meeting.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

         Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The Exchange.
         The approval of the business combination with Astralis, which we refer to as the Exchange, requires the affirmative vote of a majority of our outstanding votes that are entitled to be cast at the Meeting. The shares of stock held by Mr. Stern represent enough votes to approve this proposal and he has informed us that he intends to approve the Exchange.

The Articles of Amendment to our Articles of Incorporation
         The approval of the amendment to our Articles of Incorporation will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. The shares of stock held by Mr. Stern represent enough votes to approve this proposal and he has informed us that he intends to approve the amendment to our Articles of Incorporation.

Ratification of Independent Auditors.
         An affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the selection of L.J. Soldinger Associates as our independent auditors. The shares of stock held by Mr. Stern represent enough votes to approve this proposal and he has informed us that he intends to approve the selection of L.J. Soldinger Associates, as our independent auditors.

Approval of the Option Plan.
         The adoption of the option plan requires the affirmative vote of a majority of the votes cast at the Meeting with respect thereto. The shares of stock held by Mr. Stern represent enough votes to approve this proposal and he has informed us that he intends to approve the option plan.

Other Matters.
         If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         Votes cast by proxy will be tabulated by an automated system administered by Corporate Stock Transfer, Inc., our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.

ITEM 3.                  DISSENTERS' RIGHTS OF APPRAISAL

Dissenters' Rights Description

         Under the Business Corporation Act of Colorado (the "CBCA"), any holder of shares of Hercules Development Group, Inc. stock (the "Shareholder") who does not wish to accept the Exchange has the right to dissent and to seek an appraisal of, and to be paid the fair value for, his or her shares of Common Stock, as determined by an appraiser, and provided that the holder fully complies with all applicable provisions of Article 113, Title 7, of the CBCA. A copy of Article 113 of the CBCA has been attached hereto.

         Ensuring that appraisal rights are properly perfected can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination of the appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures shareholders must follow to perfect their appraisal rights, and is qualified in its entirety by reference to Article 113 of the CBCA. Please review Article 113 for the complete procedure.

         The shareholders of the Company are entitled to vote on the proposed Exchange and, if they choose to dissent, have a right to receive fair value for their shares under Colorado law. A shareholder of the Company that wishes to assert its dissenters' rights must cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated, and must not vote in favor of the proposed corporate action.

         If the Exchange is authorized, the Company shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares of stock no later than ten days after the effective date of the corporate action creating dissenters' rights. The written dissenters' notice shall state that the corporate action was authorized and state the effective date or proposed effective date of the corporate action; shall state an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited; shall inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; shall supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made; shall set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than 30 days after the written dissenters' notice is given; and shall be accompanied by a copy of the article of Colorado law governing dissenters' rights.

         A shareholder of the Company that wishes to assert its dissenters' rights must deliver a payment demand to the Company and must deposit the shareholder's certificates for certificated shares. Unless the Company fails to provide notice to the shareholders of the Company of its dissenting shareholder rights or fails to pay for the shares on a timely basis, the demand for payment and deposit of certificates are irrevocable. The Company will pay, at the address shown on the Company's current record of shareholders, the amount the Company estimates to be the fair value of the dissenter's shares, plus accrued interest. The Company will, within 60 days, provide with the payment a copy of the Company's balance sheet as of the end of the most recent fiscal year and a statement of the Company's estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the dissenters' right to demand additional payment if the dissenter believes the amount paid is less than the fair value of the shares. The dissenter waives the right to demand payment unless such dissenter provides the Company notice within 30 days after the Company offered payment for the dissenter's shares.

         If you elect to exercise your right to dissent, you should send the notice of election to:

         Hercules Development Group, Inc., c/o Joshua Hill, Esq.
         Gersten, Savage & Kaplowitz, LLP
         101 East 52nd Street
         New York, NY 10022

ITEM 4.            PERSONS MAKING THE SOLICITATION

         The Company is making the solicitation, and has not been given written notice by the sole director that such director intends to oppose any of the Proposals to be placed before the Shareholders. The Company will bear the costs associated with mailing this Proxy Statement to the Shareholders.


ITEM 5.           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The Company is not aware of any interest that would be substantially affected through the appointment of L.J. Soldinger Associates, as the Company's Certified Independent Public Accountants, the change in the Company's name to Astralis, Ltd. or the approval of the 2001 Plan, whether adversely or otherwise.

         Approval of the Exchange will dilute the share ownership of the Company's shareholders. The Company's current CEO and sole director will resign, and all but 20,000 of his 23,820,000 shares of Common Stock will be cancelled. 28,000,000 shares of Common Stock will be issued to the members of Astralis, as will warrants to purchase an additional 6,300,000 such shares. However, the Company believes that the Exchange represents a way of increasing revenue and earnings from operations. Consequently, the Company believes that any potential concerns are more than compensated for by the opportunity to remain in business as well as to increase such business through the business combination (see "Terms of the Transaction").

ITEM 6.         PRINCIPAL SHAREHOLDERS

         The following table sets forth as of the date of September 14, 2001, the names and beneficial ownership of the Company's Common Stock beneficially owned, directly or indirectly, by (i) each person who is a director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group, and, to the best knowledge of the Company, (iii) all holders of 5% or more of the outstanding shares of Common Stock of the Company. As of October 4, 2001, there were 31,300,000 shares of Common Stock outstanding. The Company intends to consummate a private placement of shares of its Common Stock to be effectuated through a memorandum related thereto (the "CPPM") in connection with the Exchange. In addition, the Exchange would, if approved by the Shareholders, result in a transformation of the ownership of the Common Stock. Please see Proposal 1 for an illustration of the effects thereof.

                                  Common Stock



                                                           Number of Shares of        Percentage of Total Shares of
                                                      Outstanding Common Stock             Outstanding Common Stock
Name and Address of Beneficial Owner                    Beneficially Owned (1)                   Beneficially Owned
------------------------------------                    ----------------------                   ------------------
Shai Stern, President and Sole Director                             23,820,000                                76.1%
43 Maple Avenue
Cedarhurst, New York 11516
Steven Harrington, Vice President                                      455,000                                 1.5%
1 Belmont Avenue, Suite 417
Bala Cynwyd, PA 19004 (2)
All Officers and Directors as a Group                               24,275,000                                77.6%


(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by him.

(2) Mr. Harrington is an officer, director and the majority shareholder of Elay, Inc., which owns the 455,000 shares of Common Stock.

                                 Preferred Stock

         The Company is authorized to issue 3,000,000 shares of preferred stock (the "Preferred Stock"). As of the date hereof, there are no shares of Preferred Stock outstanding.

ITEM 7.       DIRECTORS AND EXECUTIVE OFFICERS


Legal Proceedings
         None of the Company's directors or executive officers is involved in or subject to any pending legal proceedings, whether material or otherwise, against the Company. None of the directors or executive officers has an interest, material or otherwise, against the Company.

Directors, Executive Officers, Promoters and Control Persons
         The names, ages and positions of the Company's directors and executive officers are as follows:


Name                           Age     Position
----                           ---     --------
Shai Stern                      26     President, CEO and Sole Director
Steven Harrington               43     Vice President

         There are no familial relationships among the Company's directors and/or executive officers. Directors hold office until the next annual meeting of our shareholders or until their respective successors have been elected and qualified. Officers serve at the pleasure of the Board of Directors. Mr. Stern will resign as director and an officer of the Company pursuant to the terms of the Contribution Agreement.

Shai Stern. Mr. Stern has served as the President, the Chief Executive Officer and a director of the Company since February 28, 2001. Mr. Stern served as the Executive Director of Yazam.com, a private company that funds start-up companies with its capital together with a network of private investors, venture capitalists and strategic partners from November 1999 until March 2001. Mr. Stern served as a Vice President of AST Stock Plan Inc., a company affiliated with American Stock Transfer & Trust Co. that provides administrative services for employee stock option plans, from February 1997 to November 1999 and he was a Vice President of American Stock Transfer & Trust Co., New York City, from May 1996 to February 1997.

Steven Harrington. Mr. Harrington has been a Vice President of the Company since April 9, 2001. Mr. Harrington is the President of SPH Investments, Inc., a private investment company located in Bala Cynwyd, Pennsylvania and Wakefield, Rhode Island. Mr. Harrington is also the President of SPH Equities, Inc. Mr. Harrington has been employed by SPH Investments, Inc. and SPH Equities, Inc. since 1990. Mr. Harrington has served as an officer and director of several publicly held corporations. He graduated from Yale University in 1980.

         None of the Company's directors or executive officers has in the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such laws or (iii) nor has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Certain Relationships and Related Transactions
         On June 30, 1999, the Company issued and sold 1,190,000 shares of Common Stock to each of Messrs. J. Peter Garthwaite and Bradley A. Scott in consideration for services performed by each individual in connection with the Company. The transactions carried a valuation of $119 in each case (see the Company's Form 10-KSB for the year ended December 31, 2000 which - including the Amendment thereto - is appended hereto as Exhibit E). Messrs. Garthwaite and Scott served as the President/Chief Executive Officer/Treasurer and Secretary, respectively, and directors of the Company from the date of its inception on June 30, 1999, until their resignations on February 28, 2001.

Messrs. Garthwaite and Scott sold their 2,380,000 (23,800,000 post stock dividend) total shares of Common Stock, representing approximately 76% of the 3,130,000 outstanding shares of Common Stock to Mr. Shai Stern, the Company's President, Chief Executive Officer and sole director, on February 28, 2001.

         Astralis and the Company have agreed to execute an Investment Banking and Advisory Agreement with HMA Associates, Inc. ("HMA") immediately following the closing of the Exchange pursuant to which HMA shall provide ongoing investment banking and corporate consulting services to the Company a period of 2 years from the closing of the Exchange. In consideration for HMA's services under such Agreement, the Company shall pay HMA an aggregate of $144,000, payable in 24 equal monthly installments of $6,000. The Company will also be obligated to pay HMA an investment banking fee in the amount of $100,000, payable out of the proceeds of the Offering (see "Terms of the Transaction," below).

         During April of 2001, the Company issued two promissory notes of $100,000 and $50,000 to unrelated third parties (the "Promissory Notes"). The notes carry a 10% interest rate and had a maturity date of the earlier of September 1, 2001, or the date that the Company completes an acquisition of a private company. The Promissory Notes may be exchanged for shares of Common Stock at a rate of $1.75 per share at the option of the Company. In addition to the Promissory Notes, the Company granted the lenders 75,000 warrants to purchase Common Stock at a purchase price of $1.75 per share. The parties have agreed that the loans shall be repaid out of the proceeds of the Offering (see "Terms of the Transaction").

         On September 1, 2001, Richard Genovese, David Stevenson, Grizzly Consulting Ltd., Wolver Limited and Logarithmic, Inc. purchased units from Astralis consisting of an aggregate of 2,700,000 membership interests (the "Membership Interests") in Astralis and 6,300,000 options to purchase additional Membership Interests in Astralis for a purchase price of $1.60 per Membership Interest. The aggregate purchase price for such units was $1,350,000. Pursuant to the Contribution Agreement, attached hereto as Exhibit A, at the closing of the Exchange, the afore- mentioned units will be exchanged for an aggregate of 2,700,000 shares of Common Stock and 6,300,000 warrants to purchase Common Stock for a purchase price of $1.60 per share (see "Terms of the Transaction," below).

Compliance with Section 16(a) of the Exchange Act
         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established. During the year ended December 31, 2000, the Company does not believe that all reports required to be filed by Section 16(a) were filed on a timely basis, but has been apprised that they soon will be filed.

Committees of the Board of Directors
         The Company does not presently have a standing Audit, Compensation or Nominating Committee, though it anticipates forming an audit committee and a compensation committee subsequent to the Exchange to which, among other things, this Schedule 14A relates.

Meetings of the Board of Directors
         During fiscal 2000, the Company held two (2) meetings of the Board of Directors. To the best of the Company's knowledge as represented by the signatories hereto, none of its directors failed to attend twenty-five percent (25%) or more of such meetings.

Resignations from the Board of Directors
         As stated above, Messrs. Garthwaite and Scott served as the President/Chief Executive Officer/Treasurer and Secretary, respectively, and directors of the Company from the date of its inception on June 30, 1999, until their resignations on February 28, 2001.

ITEM 8.       COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
         The following table sets forth certain information regarding compensation paid by Hercules Development Group, Inc. and its predecessors during each of the last three fiscal years to its Chief Executive Officer and to each of its four most highly compensated executive officers, if any.

                           Summary Compensation Table




                                  Annual Compensation ($)                         Long Term Compensation
                                                                            Awards                   Payouts
Name and                                               Other Annual   Securities Underlying      LTIP        All Other
Principal Position          Year  Salary    Bonus      Compensation         Options/SARs(#)   Payouts     Compensation
------------------          ----  ------    -----      ------------         ---------------   -------     ------------
Shai Stern                  2001     - - -   - - -            - - -                   - - -     - - -            - - -
Sole Director, CEO          2000     - - -   - - -            - - -                   - - -     - - -            - - -
and President               1999     - - -   - - -            - - -                   - - -     - - -            - - -
Steven Harrington           2001     - - -   - - -            - - -                   - - -     - - -            - - -
Vice President


         No cash compensation has been awarded to, earned by or paid to either Mr. Peter J. Garthwaite, who served as our President/Chief Executive Officer/Treasurer, director and part-time employee, and Mr. Bradley A. Scott, who served as our Secretary, director and part-time employee, from the date of our inception on June 30, 1999, through February 28, 2001. Mr. Shai Stern succeeded Mr. Garthwaite as the President, the Chief Executive Officer and a director of the Company on February 28, 2001. The size of the Board of Directors was reduced to one member and no officers other than Mr. Stern were elected on February 28, 2001. Mr. Harrington became the Company's Vice President on April 9, 2001. For the foreseeable future, neither Mr. Stern nor Mr. Harrington will receive any compensation in any form for their services to the Company. Both will resign pursuant to the Contribution Agreement.

         The Company does not provide its officers or employees with pension, stock appreciation rights, long-term incentive or other plans and has no present intention of implementing any of these plans, with the exception of the 2001 Plan. In the future, the Company may offer stock options to employees, non-employee members of the Board of Directors and/or consultants; however, no options have been granted as of the date hereof. It is possible that the Company may in the future establish various executive incentive programs and other benefits, including reimbursement for expenses incurred in connection with its operations, company automobiles and life and health insurance but none has yet been granted. The provisions of these plans and benefits will be at the discretion of the Board of Directors.

Compensation of Directors
         The Company's Directors receive no compensation pursuant to any standard arrangement for their services as directors.

Employment Agreements
         The Company has no employment agreement with Mr. Shai Stern, the President, Chief Executive Officer and Sole Director, nor with Mr. Harrington, its Vice President.

Indemnification
         The Company's Articles of Incorporation include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against those persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which they shall be determined not to have acted in good faith and in the Company's best interests. With respect to matters as to which the Company's officers, directors and others are determined to be liable for misconduct or negligence, including gross negligence, in the performance of their duties to the Company, the Articles of Incorporation provide for indemnification only to the extent that the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper.

         The Company's Bylaws provide the power to indemnify any director, officer, employee or agent of the Company or any person serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the laws of the State of Colorado.

         Under Colorado law, the Company may indemnify its officers and directors for various expenses and damages resulting from their acting in those capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to the officers, directors or persons controlling the Company pursuant to those provisions, counsel has informed the Company that, in the opinion of the Commission, indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 9.           INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has retained L.J. Soldinger Associates ("Soldinger") to serve as its principal accountant. Soldinger did not serve as the Company's accountants for fiscal 2000.

         Representatives of Soldinger are not expected to attend the Meeting. However, should Soldinger determine to send a representative to the Meeting, such representative would have the opportunity to make a statement should that be Soldinger's desire. In the event that Soldinger determines to send a representative to the Meeting, the Company would expect such representative to be available to answer appropriate questions.


ITEM 10.          COMPENSATION PLANS

         The Company intends to seek approval for its 2001 Stock Option Plan. Under the 2001 Plan stock options for the purchase of up to 5,000,000 shares of Common Stock are available for grant. The 2001 Plan was adopted by the Board of Directors as of September 10, 2001. A copy of the 2001 Plan is attached hereto as Exhibit C. As of the date hereof, no options to purchase shares of Common Stock have been granted.

         The purpose of the 2001 Plan is to provide additional incentives to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or a non-qualified stock option (a "NQSO"). The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives shareholder approval within one year of its adoption. The Company adopted the 2001 Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

         The benefits to be derived from the 2001 Plan, if any, are not quantifiable or determinable.


ITEM 11.                    AUTHORIZATION AND ISSUANCE
                    OF SECURITIES OTHERWISE THAN FOR EXCHANGE

The Issuance
         The Company is not seeking shareholder approval to increase its authorized share capital.

         The Company intends to seek shareholder approval for the issuance of 28,000,000 of its shares of Common Stock (the "Exchange Shares") to the current holders of Membership Interests in Astralis pursuant to the terms of the Contribution Agreement being submitted for shareholder approval herewith (see
Item 14 hereof), referred to herein as the Exchange. The issuance will not require an authorization of an increase in the Company's share capital because the Contribution Agreement contemplates the cancellation of 23,800,000 of the shares of Common Stock presently held by Mr. Stern. Whereas the currently issued and outstanding shares of Common Stock will not change in any way as a result of the Exchange, the Company itself will (see Item 14 hereof).

Description of Securities
         The Company's authorized capital stock consists of 50,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. As of the date hereof, there were issued and outstanding 31,300,000 shares of Common Stock, and no shares of Preferred Stock.

Common Stock
         On March 14, 2001, the Company declared a stock split effected in the form of a dividend for shareholders of record as of 8:00 a.m., Eastern Standard Time, on March 14, 2001. Nine shares of Common Stock were issued for each one such share issued and outstanding. The payment date and time for the stock split were March 15, 2001 at 8:00 A.M.,

Eastern Standard Time. As a result of the stock split, each shareholder of record as of such date received nine shares of Common Stock for each share of Common Stock owned as of the record date and time. Following the stock split, the Company had 31,300,000 shares of $.0001 par value Common Stock issued and outstanding. The stock split effected in the form of a dividend was not a mandatory exchange. No certificates for fractional shares of Common Stock were issued. In lieu thereof, certificates for said shares of Common Stock were rounded up to the next whole share.

Voting Rights
Holders of shares of Common Stock are entitled to one vote per share of Common Stock on all matters submitted to a vote of Shareholders of the Company and to receive dividends when and if declared by the Board of Directors from funds legally available therefor.

Conversion Rights; Dividends; Redemption; Conversion; Liquidation
Holders of shares of Common Stock do not have cumulative voting rights or preemptive, subscription or conversion rights. The shares of Common Stock presently outstanding are validly issued, fully paid and non-assessable. Upon the liquidation, dissolution or winding up of the Company, holders of shares of Common Stock are entitled to share pro rata in any assets available for distribution to stockholders after payment of all obligations of the Company.

Preferred Stock
         The Company is authorized to issue 3,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), none of which is outstanding. The Board of Directors is vested with authority to divide the class of shares of Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series.

Transfer Agent
         The Company's transfer agent is Corporate Stock Transfer, Inc. The transfer agent's mailing address is 3200 Cherry Creek Drive South, Suite 430, Denver, CO, 80209.

The Transaction
         The consideration to be received by the Company shall be constituted by the Exchange. See Item 14 -- Mergers, Consolidations, Acquisitions and Similar Matters.

Reason for the issuance.
         The shares of Common Stock will be issued to the current members of Astralis. See Item 14 -- Mergers, Consolidations, Acquisitions and Similar Matters.

Information required by Item 13(a)
See Item 13 below.


ITEM 12.            MODIFICATION OR EXCHANGE OF SECURITIES

         Not applicable.


ITEM 13.            FINANCIAL AND OTHER INFORMATION

Financial Statements

Financial Statements
         The Company's financial statements are included herewith as part of the Company's Form 10-KSB/A for the year ended December 2000 as filed on April 30, 2001, including the interim financial statements on Form 10-QSB as of June 30, 2001, collectively appended hereto as Exhibit E.

Pro Forma Financial Information
         See Exhibit E.

Supplementary Financial Information
         Not applicable.

Management's Discussion and Analysis or Plan of Operation.

General
         Management had plans to maintain or expand the market for the Company's residential property management services. However, the Company will no longer maintain operations in the real estate industry following the Exchange, but will attempt to dispose of its current operations, which are very limited. The Company is not aware of any entity or individual willing to purchase its operations and there can be no assurance that one can be found.

Year Ended December 31, 2000, as Compared to Period from Inception (June 30,
1999) through December 31, 1999

Results of Operations
         Total revenue was $10,385, including $4,950 in revenue realized from the management of properties owned by the Company's former Chief Executive Officer and controlling shareholder, for the year ended December 31, 2000, as compared to total revenue of $1,900, including $1,100 in revenue generated by Mr. Garthwaite's properties, for the period from inception (June 30, 1999) through December 31, 1999. The limited revenue realized during these periods is the result of the management of not more than nineteen residential properties at one time since the date of the Company's incorporation on June 30, 1999, through December 31, 2000.

         The Company incurred a net loss of $(44,354) for the year ended December 31, 2000, as compared to a net loss of $(3,820) for the period from inception (June 30, 1999) through December 31, 1999, because of the factors described below. Operating expenses increased from $5,620 for the period from inception (June 30, 1999) through December 31, 1999, to $54,775 for the year ended December 31, 2000. The Company experienced a sizeable increase in all operating expenses except stock-based compensation for the year ended December 31, 2000, as compared to the period from inception through December 31, 1999. The largest increases were in consulting fees, which increased from $-0- for the period from inception through December 31, 1999, to $30,000 for the year ended December 31, 2000, and professional fees, which increased from $3,594 for the period from inception through December 31, 1999, to $19,587 for the year ended December 31, 2000.

Financial Condition
         As of December 31, 2000, the Company had total current assets in the amount of $27,783, total current liabilities of $2,126 and working capital of $25,657. As a result of the Company having minimal assets and a deficit accumulated during the development stage of $(48,174) as of December 31, 2000, its total shareholders' equity as of December 31, 2000, was $25,657. There can be no assurance that the Company's financial condition will improve.

         Until the successful completion of the Company offering of Common Stock on April 26, 2000, for net proceeds of $70,500, the Company was funded exclusively by loans from Messrs. J. Peter Garthwaite and Bradley A. Scott, its two former executive officers, directors and principal shareholders. Each individual loaned the Company $5,000 in cash (a total of $10,000) evidenced by unsecured promissory notes dated November 14, 1999, in the principal amounts of $5,000.00 each, bearing interest at the rate of 8% per annum, maturing on November 13, 2000. The Company paid the principal balance of the promissory notes, together with accrued interest of $635, out of the proceeds of its Common Stock offering. Should the Company's efforts to raise additional capital through equity and/or debt financing fail, management is expected to provide the necessary working capital so as to permit the Company to continue as a going concern.

         Net cash used in operating activities was $(40,917) for the year ended December 31, 2000, because of the net loss of $(44,354) incurred offset by the value of office space contributed by the Company's former Chief Executive

Officer ($3,000) and the increase in accrued liabilities of $437. For the year ended December 31, 2000, net cash provided by financing activities was $63,593. Cash increased by $22,676, from $5,107 at the beginning of the year to $27,783 at the end of the year, because of the above-described factors.

Six months ended June 30, 2001 as compared to the six months ended June 30, 2000

Results of Operations
         During the six months ended June 30, 2001, the number of the Company's management agreements decreased from nineteen at January 1, 2001, to one at June 30, 2001. The decrease has been primarily attributed to the sale of the subject properties by the owners and/or cancellation of the contracts. The Company held approximately fifteen property management agreements during the six months ended June 30, 2000. The Company's revenues decreased to $3,000 for the six months ended June 30, 2001 as compared to $4,545 for the six months ended June 30, 2000. During the six months ended June 30, 2001, the Company's operating expenses increased to $147,722 as compared to $10,713 for the six months ended June 30, 2000. The increase in operating expenses was related to compensation paid to the Company's former president and an increase in professional and consulting fees for the filing of its Form 10-KSB and Form 10-QSB with the Commission and for due diligence services regarding potential merger candidates.

Financial Condition
         At June 30, 2001, the Company had a working capital deficit of $84,126 consisting of current assets totaling $70,244 and current liabilities totaling $154,370. The June 30, 2001 working capital deficit increased by $109,783 as compared to the December 31, 2000 working capital balance of $25,657. The increase in the working capital deficit was due to cash used to fund the net loss during the six months ended June 30, 2001. During the six months ended June 30, 2001, the Company used cash of $27,094 as compared to cash provided during the six months ended June 30, 2000 of $68,012. The Company used $108,094 in operating activities due to its net loss for the six months ended June 30, 2001, and provided $81,000 from financing activities through a combination of the issuances of promissory note payables to unrelated third parties and promissory note receivables to shareholders.

         During the first quarter of 2001, the Company received $36,000 in advances from shareholders, which were repaid in April 2001. During the second quarter of 2001, the Company received $150,000 from two unrelated third parties in exchange for promissory notes. The notes remained outstanding at June 30, 2001. Following the receipt of the promissory note payables, the Company issued a total of $204,000 in promissory note receivables to shareholders. At June 30, 2001, $69,000 of the note receivables remained unpaid. The Company's management believed it could earn a higher rate of return with promissory notes issued to shareholders than through investments with financial institutions

Inflation
         The Company does not believe that inflation has had a material impact on its business.

Seasonality
         The Company does not believe that its business is seasonal.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
         Not applicable.

Quantitative and Qualitative Disclosures about Market Risk
         Not applicable.

Presence of Accountants at Meeting
         See "Item 9 -- Independent Public Accountants" above.

ITEM 14.     MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Item 14 b.  Transaction Information

Summary Term Sheet
         We intend to combine with Astralis, LLC ("Astralis") in a transaction, referred to herein as the Exchange, in which we will, in effect, be the surviving corporation. While the transaction that you are being requested to approve is not a merger per se, since Astralis is a limited liability company, there are for all intents and purposes few distinctions insofar as current shareholders of ours are concerned. The following are some of the questions about the Exchange you, as one of our shareholders, may have and answers to those questions. We urge you to read this Proxy Statement, including the Contribution Agreement attached hereto as Exhibit A, carefully because the information in this summary is not complete.

Who Are We Combining with?
We are combining with Astralis through the Exchange.

Has the Board of Directors Approved the Exchange?
Yes. The Contribution Agreement was executed on September 10, 2001. Our board of directors approved the Contribution Agreement, and all the transaction contemplated thereby as executed and resolved to seek Shareholder approval therefor on September 10, 2001. One of the transactions referred to immediately above is the change in our name to Astralis, Ltd., which will require that we amend our Articles of Incorporation.

Why are the two companies proposing to merge?
Astralis is a start-up phase biotechnology company based in New Jersey and formed for the purposes of developing and commercializing a new drug for the treatment of psoriasis named Psoraxine

The combination of Hercules Development and Astralis will prove beneficial to both companies in that the business of Hercules Development will be furthered through being provided the means to become an operating company and Astralis will acquire access to greater capital resources.

How will the Exchange work?
The Exchange will be a very simple, straight-forward transaction. We will exchange shares in Hercules Development for membership interests in Astralis. Astralis will cease to exist as a separate entity. We would, were this a merger, be referred to as the surviving corporation. That is not entirely accurate in this case, since no "corporation" will cease to exist (Astralis is a limited liability company, not a corporation), but the practical effect is nearly identical insofar as our shareholders are concerned. Our name will immediately thereafter be changed to Astralis, Ltd.

Do I have the right to vote on the Exchange?
Yes, you do. That is the main purpose of this proxy statement. We are soliciting your vote in favor of the Exchange.

Is Your Financial Condition Relevant to My Decision Whether to Vote for the Exchange?
Yes, we believe that it is. We have experienced certain difficulties in obtaining financing for our operations of late, and we believe that the Exchange will solve this problem for us. Combining with Astralis will provide Astralis greater access to capital because we are a public company. However, we believe that the Exchange will enable us to increase the scale of our operations and generate greater revenues. Our operations have been hampered by an inability to benefit from economies of scale. We believe that this problem will be alleviated through the Exchange. Further, our management has been obliged to allocate precious resources to attempting to raise the funds to continue as a going concern recently, which has detracted from its ability to promote our business and raise shareholder value.

How do I exchange my shares of common stock?
You do not. Since we are the "surviving corporation," you need do nothing whatsoever. You have the right to vote on the Exchange, but there is no step that you are required to take.

How many shares will I have after the Exchange?
The number of shares you own will remain the same. Nonetheless, you will face a certain amount of dilution. We are issuing 28,000,000 shares of our common stock in the Exchange. However, all but 20,000 of the shares of our common stock currently held by Mr. Stern, our President and Sole Director, will be cancelled prior to the closing of the transaction. The total number of shares issued and outstanding will therefore increase to 37,500,000 from the current 31,300,000. In addition, we will issue certain warrants to purchase our shares of common stock as further described under below (see "Terms of the Transaction").

What is the Exchange Ratio?
There is no exchange ratio. It would be both impractical and unnecessary to devise one. The current members of Astralis are surrendering all of their membership interests in return for the consideration they will receive through the Exchange. The number of shares to be issued to the members of Astralis was determined through the requirement of Section 351 of the Internal Revenue Code (the "Code") that at least eighty percent (80%) of the voting power of our company be issued in the business combination in order for the transaction to qualify as a tax-free exchange.

When and where can I trade my shares after the Exchange?
Our shares of common stock are currently traded on the Nasdaq Over-the-Counter Bulletin Board ("OTC BB") under the symbol "HDVG." The Exchange will not affect where our shares are traded.

Will the shares to be issued in the Exchange be freely trading?
The shares that will be issued to the current members of Astralis will not be registered upon issuance.

Section 5 of the Securities Act prohibits the sale of unregistered securities. There are a number of exceptions to this general rule, but we cannot assure you that any exemption (as defined by the Securities Act) will at any time become available.

The person and entities to whom or to which, as the case may be, shares of our common stock shall be issued under the Contribution Agreement will be granted registration rights with respect to such shares of common stock. See Exhibit A hereof.

Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. None of the foregoing, however, will affect the status of the currently issued and freely trading shares of our common stock.

When do you expect the Exchange to be completed?
We hope to complete the Exchange as soon as possible, assuming that all the conditions to the closing of the Exchange as set forth in the Contribution Agreement are completed to the satisfaction of the parties.

What are the tax consequences of the Exchange?
The Exchange is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Exchange does so qualify, no gain or loss would generally be recognized by U.S. members of Astralis upon receipt of our shares of common stock in exchange for Astralis membership interests pursuant to the Exchange. We believe, but cannot assure you, that there will no fiscal consequences whatsoever for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What remedy do I have if I did not vote for the Exchange?
You have dissenting shareholders' rights to have your shares of stock redeemed at fair market value if you dissent to the Exchange and if you follow the procedures that are explained in more detail in "Item 3 -- Dissenters' Rights of Appraisal" above.

What do I need to do in order to vote?

After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the meeting and vote in person. There is no legal distinction between the two methods.

Who can help answer my questions?

If you have more questions about the Exchange you should contact Joshua Hill, Esq., at:

         Gersten, Savage & Kaplowitz, LLP
         101 East 52nd Street
         New York, NY 10022

         Telephone No.:    (212) 752-9700
         Facsimile No.:    (212) 980-5192

If you have questions about our business, you should contact Shai Stern, CEO at:

         Hercules Development Group, Inc.
         2121 30th Street, Boulder
         Colorado 80301

         Telephone No.:   (917) 450-8997
         Facsimile No.:    (516) 295-3817

If you have questions about the business of Astralis, you should contact Mike Ajnsztajn, CEO, at:

         Astralis, LLC
         135 Columbia Turnpike, Suite 301
         Florham Park, NJ, 07932

         Telephone No.:  (973) 377-8008
         Facsimile No.:   (973) 377-8009

Business Conducted
         See page 24 for the Company and page 25 for Astralis.

Terms of the Transaction

Material Terms
         According to the terms of the Contribution Agreement, dated September 10, 2001, by and between the Company on the one side and Jose Antonio O'Daly, Mr. Gaston Liebhaber, Mr. Mike Ajnsztajn, Richard Genovese, David Stevenson, Grizzly Consulting Ltd., Wolver Limited and Logarithmic Inc., being all of the Members of Astralis, LLC (the "Astralis Members") on the other side, the Company and the Astralis Members have determined that a business combination between the Company and Astralis presents an opportunity for their respective companies to achieve long- term strategic and financial benefits. The business combination (the "Exchange") is to be effected by a transfer by the Astralis Members of all of their respective Membership Interests in Astralis to Hercules in exchange for 28,000,000 shares of the Company's common stock (the "Exchange Shares") and 6,300,000 warrants to purchase the Company's common stock at a purchase price of $1.60 per share (the "Exchange Warrants").

         In connection with but prior to the consummation of the Exchange, the Company will also engage in a private placement (the "Offering") through a confidential private placement memorandum (the "CPPM"), whereby it will seek to place units (the "Units") of its shares of Common Stock and certain warrants (the "Offering Warrants"). The Common

Stock and the Offering Warrants issued pursuant to the Offering, together with the Exchange Shares, will equal approximately 80% of the outstanding shares of common stock of Hercules. The aforementioned Contribution Agreement is attached hereto as Exhibit A. The closing of the Exchange is conditioned upon, among other things: the receipt by the Company of shareholder approval to consummate the Exchange and the receipt by the Escrow Agent of subscriptions for all of the Units offered through the Offering.

         Shai Stern, who currently owns 23,820,000 of the 31,300,000 outstanding shares of the Company's Common Stock (representing approximately 76% of the outstanding shares of the Company's common stock) has executed a written consent to approve and adopt the Contribution Agreement. Pursuant to the CBCA, the Company is hereby seeking shareholder approval of the Exchange and, pursuant to the Exchange Act, filing this Proxy Statement on Schedule 14A. Upon the closing of the Exchange, Mr. Stern has agreed to the cancellation of all but 20,000 of his shares of the Common Stock. Immediately after the cancellation of such shares, taking into account the Exchange Shares and the Common Stock issued in the Offering, there will be 37,500,000 shares of Common Stock outstanding.

         Upon the completion of the Exchange, each of the officers and directors of the Company shall resign and each of the officers and managers of Astralis immediately before the closing shall assume their respective positions as officers and directors of the Company. Accordingly, this section includes certain information on the Company as applicable subsequent to the completion of the Exchange:

Management after the Exchange
         The following table sets forth certain information concerning the Directors, Executive Officers and Key Employees of Astralis immediately following the closing of the Exchange.



Name                                  Age      Position
----                                  ---      --------
Dr. Jose Antonio O'Daly, MD, PhD               Chairman of the Board of Directors,
                                               President of Research and Development
Mike Ajnsztajn                                 Chief Executive Officer, Director
Gaston Liebhaber                               Director of International Affairs, Director
Gina Tedesco                                   Interim Chief Financial Officer
Robert Schiff                                  Regulatory Affairs Advisor
Bruce Epstein                                  Marketing Affairs Advisor


Dr. Jose Antonio O'Daly, MD, PhD. Dr. O'Daly is the President and sole founder of Center for Research and Treatment for Psoriasis ("CITP") in Caracas, Venezuela. CITP manufactures the psoriasis Immuno-therapeutic Agent. Dr. O'Daly is also the Director and Head of Research of the Microbiology Center of the Venezuelan Institute of Scientific Research. Dr. O'Daly attended the Central University of Venezuela, Caracas receiving his Doctor of Medical Sciences in 1968. In 1971, Dr. O'Daly earned a Doctorate of Philosophy from the Johns Hopkins University in Baltimore, Maryland. Dr. O'Daly is an honorary member of the Venezuelan Medical Academy. Dr. O'Daly has dedicated the last 15 years of his life working on a cure for psoriasis.

Michael Ajnsztajn. Michael Ajnsztajn is the founder and President of Blowtex, a Brazilian condom manufacturer started in 1988. Blowtex is an ISO 9001 certified company that currently accounts for 20% of the Brazilian condom sales. Mr. Ajnsztajn is also co-founder of Opus International, a New Jersey based Import/Export Company that distributes hospital examination gloves and raw materials for the latex industry in addition. Opus International also provides business- consulting services. Mr. Ajnsztajn gained 15 years of extensive experience in the pharmaceutical field while working for Rhone Poulenc as both an Export Manager for the Far East based in France, and as the Marketing Director based in China.

Gaston Liebhaber. Mr. Liebhaber has 35 years of experience in the pharmaceutical industry. Mr. Liebhaber founded Fundafarmacia in Caracas, Venezuela, a non-profit organization that distributes medicine for at discounted prices to the poor and homeless. Fundafarmacia is the biggest pharmacy chain in Venezuela. Currently, Mr. Liebhaber is the Managing Director of Latin America of Sankyo Pharmaceutical, the largest Japanese pharmaceutical company, based in Venezuela. He is also the President of the Venezuelan Association of Pharmaceutical Companies. Mr. Liebhaber has received several honorary medals and prizes from the Venezuelan government.

Gina Tedesco. Ms. Tedesco is the President and co-founder of Opus International. Ms. Tedesco has extensive experience in the pharmaceutical industry and in all aspects of finance and business planning. During her 10-year tenure with Rhone Poulenc, Ms. Tedesco held various positions ranging from controller for the European pharmaceutical subsidiaries to Director of Finance and Investor Relations for a Brazilian subsidiary. Ms. Tedesco recently completed a certificate program at Farleigh Dickinson University, earning a second MBA in Entrepreneurial Finance complimenting the MBA she acquired from George Washington University in International Business.

Robert Schiff, PhD, RAC, CQA. Mr. Schiff is the President and founder of Schiff and Company in New Jersey, an international regulatory affairs and clinical research organization since 1982. Mr. Schiff has 25 years of professional experience of in the pharmaceutical industry, where he worked for Warner Lambert, Hoffman La Roche and Baxter before founding his own company.

Bruce Epstein. Mr. Epstein is the General Manager of Noesis Healthcare Interactions, a full-service healthcare communications company managing a creative and support staff focused on the marketing and advertising for multiple pharmaceutical brands with leading pharmaceutical companies. Mr. Epstein is a specialist in strategic planning and tactical implementation of pharmaceutical products. Mr. Epstein worked 10 years for Roche Laboratories, a Swiss pharmaceutical company with a US division based in Nutley, NJ, and obtained a MBA from New York University, Stern School of Business, and is a Registered Pharmacist from Rutgers, College of Pharmacy.

Principal Shareholders after the Exchange
         The following table sets forth as of the closing of the filing of the Articles of Share Exchange, the names and beneficial ownership of the Company's Common Stock beneficially owned, directly or indirectly, by (i) each person who is a director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group, and, to the best knowledge of the Company, (iii) all holders of 5% or more of the outstanding shares of Common Stock of the Company. As of the date hereof, there were 31,300,000 shares of Common Stock outstanding. This table, however, contemplates the capitalization of the Company subsequent to the closing of the Exchange and the filing of the Articles of Share Exchange related thereto, at which point the aggregate number of shares of Common Stock is anticipated to be 37,500,000 (see "Terms of the Transaction," above). Unless otherwise noted, the address of all the individuals named below is care of Astralis at 135 Columbia Turnpike, Suite 301, Florham Park, NJ 07932.



                                               Number of shares of Common Stock            Percentage of Common Stock
Name and address                      Beneficially Owned After the Exchange (1)          Owned After the Exchange (2)
----------------                      -----------------------------------------          ----------------------------
Dr. Jose Antonio O'Daly                                              13,915,000                                   37%
Mike Ajnsztajn                                                        8,855,000                                   24%
Gaston Liebhaber                                                      2,530,000                                    7%
All Officers and
Directors as a Group                                                 25,300,000                                   67%


(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by him.
(2) Figures may not add up due to rounding in the calculation of individual percentages.
                                       22

         The Company anticipates reincorporating in Delaware as soon as practicable after the filing of the Articles of Share Exchange in connection herewith.

         Approval of the Exchange will require the approval of a majority of the Shareholders, voting together as a class. The Company believes that it will have the requisite vote for approval of the Exchange, but cannot so assure you. There will be no difference in the rights of the Shareholders following the Exchange, with the exception that many of the Shareholders who hold unregistered shares of Common Stock would today be able to avail themselves of the exemption provided by Rule 144 of the Securities Act as a means of obviating the requirements of registration prior to sale as stipulated by Section 5 of the Securities Act. The exemption would still be available after the Exchange. However, current members of Astralis, who will receive the shares of Common Stock issuable under the Contribution Agreement, would not be able to rely on Rule 144 until a certain period has elapsed, if at all. The Company believes, but as to which there can be no assurance, that the issuance of shares of Common Stock to current holders of Membership Interests in Astralis will be exempt from registration pursuant to
Section 4(2) of the Securities Act. In addition, the Company believes, but as to which there can be no assurance, that the shares of Common Stock issuable to subscribers for the Units will be exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act. It is intended that the Exchange qualify as a tax-free reorganization pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), but there can be no assurance that the IRS will so interpret the Exchange.

Purchases
         None. All but 20,000 of the shares of Common Stock held by Mr. Stern will be cancelled.

Appraisal Rights
         Appraisal Rights are available for the Exchange. See "Item 3 -- Dissenters' Rights of Appraisal" above.

Provisions for unaffiliated shareholders
         Shareholders are entitled to inspect the records in accordance with the CBCA. The Company has not and presently does not intend to provide free legal services for Shareholders seeking to perfect appraisal rights or any other matter. Shareholders may contact Gersten, Savage & Kaplowitz, LLP, the Company's counsel, to ask questions about the Exchange.

Eligibility for listing or trading See "Material Terms" above.

Regulatory approvals
         None.

Reports, opinions or appraisals
         None.

Past contacts, transactions or negotiations Not applicable. The issuer is the filing person.

Selected financial data Not applicable.

Pro forma selected financial data Not applicable.

Pro forma information See Exhibit E.

Item 14c. Information about the parties to the Transaction

14c. 1. Hercules Development Group, Inc.

Description of Business
         The Company is a development-stage company incorporated under the laws of the State of Colorado on June 30, 1999. The Company's Common Stock is traded on the OTC BB under the symbol "HDVG". The Company was engaged in the business of managing real estate but, as of the date hereof, manages only one residential property, which property is located in Colorado. The Company does not intend to maintain its business following the Exchange. The Company's executive offices are located at 2121 30th Street, Boulder, Colorado 80301-1118.

Description of Property
         In addition to its executive office (see above), the Company also maintains offices, pursuant to a verbal arrangement with Mr. Harrington, the Company's Vice President, rent-free at One Belmont Avenue, Suite 417, Bala Cynwyd, PA, 19004. The Company anticipates the continued utilization of these facilities on a rent-free basis until closing of the Exchange, at which point the Company's executive office will become that of Astralis. The Company's telephone number at this location is (973) 377-8008 and it facsimile number is
(973) 377-8009.

Legal Proceedings
         None.

Market for Common Equity and Related Shareholder Matters
         The shares of Common Stock are traded on the OTC BB under the symbol "HDVG." The following table sets forth, for the periods indicated, the range of the high and low bid quotations for the shares of Common Stock as quoted on the OTC BB. The reported bid quotations reflect inter-dealer prices, without retail markup, markdown or commissions, and may not necessarily represent actual transactions. As of the date hereof, there are 31,300,000 shares of Common Stock, par value $.0001 par value, outstanding.

         2001                       HIGH             LOW
                                    ----             ---
         1st Quarter                $3.94            $0.001
         2nd Quarter                $6.35            $2.70
         3rd Quarter to date        $6.95            $2.72

         The closing price for the Common Stock on October 3, 2001, was $2.98. See, e.g., http://quotes.nasdaq.com.


         The Company has never paid or declared a dividend on the Common Stock. The Company intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends the Company pays in the future, if any, will be in the discretion of the Board of Directors and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors. The Company has approximately 30 holders of record of the Common Stock.

Selected Financial Data
         Not applicable.

Supplementary Financial Information
         Not applicable.

Management's Discussion and Analysis or Plan of Operation
         See above.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
         Not applicable.

14c. 2. Astralis, LLC.

Description of Business

                                  Astralis, LLC

         Astralis LLC ("Astralis") is a New Jersey limited liability company formed on March 12, 2001 by Dr. Jose Antonio O'Daly, Mr. Gaston Liebhaber and Mr. Mike Ajnsztajn who collectively own approximately 90% of Astralis. Dr. O'Daly and Mike Ajnsztajn are the managing members of the business, and upon completion of the combination Dr. O'Daly will serve as Chairman of the Board and President of Research and Development and Mr. Ajnsztajn will serve as Chief Executive Officer of Astralis, Ltd. Astralis is a start-up phase biotechnology company based in New Jersey formed to engage in research and development of treatments for immune system disorders and skin diseases. The first product candidate developed by Astralis is a new drug named Psoraxine for the treatment of psoriasis.

         Dr. O'Daly is the owner of United States patent application filed with the United States Patent and Trademark Office (the "USPTO") on March 16, 2001 entitled "Compositions and Methods for the Treatment and Clinical Remission of Psoriasis." Pursuant to a License Agreement dated April 26, 2001, between Dr. O'Daly, as owner of the patent when and if issued, and Astralis, as licensee, Dr. O'Daly granted Astralis the exclusive right and license to use and exploit his patent, if and when issued, and to make, have made, use, sell and import and export products based thereon throughout the world. Pursuant to the terms of the License Agreement, Astralis has the right to assign its rights under the License Agreement in connection with a merger, consolidation or sale of substantially all of the assets of Astralis if a successor entity agrees in writing prior to the assignment to be bound by the terms and conditions of the License Agreement.

         Psoriasis is a genetically based inflammatory and scaly skin disease of currently unknown origins that generally lasts a lifetime and for which there is presently no known cure. While performing a field trial in Caracas, Venezuela in 1992 for a vaccine for leishmaniasis, a disease transmitted by parasites, Dr. O'Daly discovered that a patient, after receiving a third dose of the leishmaniasis vaccine, experienced complete remission of the plaque psoriasis lesion that had been present on the patient's leg for the past 12 years. Human leishmaniasis infections are caused by at least 20 different species of parasites of the genus Leishmania. After researching and improving the leishmaniasis vaccine, Dr. O'Daly developed Psoraxine specifically for use in clinical trials for the remission of psoriasis.

         Psoraxine is a synthesized immuno-therapeutic agent, presented in liquid form and is packed in 0.5 mg ampules for intra-muscular injection. After researching and improving Psoraxine, clinical trials (the "Trials") were undertaken in Caracas, Venezuela during the eight year period from 1992 to 2000. The results of the Trials yielded positive evidence of remission of psoriasis lesions. Almost 3000 patients treated by Dr. O'Daly experienced significant remission of their psoriasis lesions. The substantial equivalent of Phase I, II and III trials for Psoraxine were completed in Venezuela in 2000. To date, Astralis has not had the financial resources to commercialize Psoraxine in Venezuela, although it is still being used by Dr. O'Daly for the ongoing clinical treatment of Venezuelan patients. Astralis is now seeking approval for Psoraxine from the US Food and Drug Administration ("FDA"), which is a necessary and critical step toward the commercialization of Psoraxine.

         Representatives of Astralis sent a briefing document to the FDA and held a pre-IND (Investigation of New Drug) conference call with representatives of the FDA on May 16, 2001 to review the clinical results of Dr. O'Daly's work with Psoraxine in Venezuela. Based upon this conference call, Astralis is presently preparing an IND application to be filed with the FDA in the first quarter of 2002 to conduct Phase I.B. studies of Psoraxine. Phase I.B. studies will focus on determining safe dosage ranges for Psoraxine as well as efficacy in several sites in the US with patients suffering from psoriasis. Astralis' management anticipates that it will take one year to complete the Phase I.B studies at a cost of approximately $500,000. See "Government Regulation."

Clinical Trials
         Throughout the Trials the psoriasis disease activity was monitored using the Psoriasis Area and Severity Index ("PASI") before and after treatment. Four areas were analyzed: Head (10%), Thorax (30%), upper extremities (20%), and lower extremities (40%) of total body area. PASI changes from 0.0 to 72.0 were calculated. The last PASI value
                                       25
of 72.0 represents an erythrodermia, the malignant form of the disease, and the zero value represents the absence of lesions.

         Conclusions of the clinical trials with 2770 Venezuelan patients in 8 years (PASI reduction = efficiency of Psoraxine):

         -        630 patients (28%) had 100% remission of lesions.
         -        1000 patients (46%) had a PASI 70-99% reduction;
         - Psoriasis Arthritis was also cured in a significant proportion of cases; and - Overall, 74% had between 70-100% remission of lesions as compared with initial PASI values.

         No major systemic side effects were found in the 48 hours following inoculation and only minor side effects in the area of the injection were reported after treatment.

Patient Populations
         Psoriasis affects about 2.6% of the U.S. population, or more than 7 million people in the US. Psoriasis also affects 2% to 3% of the world's population. Approximately 150,000 to 260,000 new cases of psoriasis are diagnosed each year. No special blood test or other diagnostic tool exists for psoriasis. The diagnosis is usually determined through examination of the skin by a physician or other health care provider.(1) Less commonly, a skin biopsy is examined under a microscope for biological evidence of psoriasis. The presence of small pits in the fingernails is also an indicator of psoriasis.

         About 400 people die from complications caused by psoriasis each year in the US. Primarily, such complications occur in relation to a severe, extensive form of psoriasis such as generalized Pustular Psoriasis or Erythrodermia Psoriasis, where large areas of skin are shed. Because the skin plays an important role in regulating body temperature and serving as a barrier to infection, when a person's skin is compromised to such a great extent secondary infections are possible. Fluid loss is a complicating factor in these serious forms of psoriasis, and a great strain is also placed on the circulatory system.

         Between 10% and 30% of people who have psoriasis will also develop psoriatic arthritis, which is similar to rheumatoid arthritis but generally milder. Psoriatic arthritis causes inflammation and stiffness in the soft tissue around joints, and it frequently involves the fingers and toes. Other parts of the body can be affected as well, including the wrists, neck, lower back, knees and ankles. In severe cases, psoriatic arthritis can be destructive to joints and disabling. For the most part, people with psoriasis function normally, although some people experience low self-esteem caused by the disease's unsightly effect on the skin.

         Psoriasis is a chronic illness that, in many cases, requires continuous treatment. The cost of medications is high and visits to a physician are ongoing. Severe cases may require periods of hospitalization. It is estimated that 56 million hours of work are lost each year due to psoriasis, and that between $1.6 billion and $3.2 billion is spent annually on treating psoriasis.(2)

         The following numbers are estimates of the potential consumer market for Psoraxine in the United States(3):

         Number of known patients:            7,000,000
         Patient increase per year:           260,000   (3.7% annual growth)


--------
         1  National Psoriasis Foundation
         2  National Foundation for Psoriasis
         3  Ibid.
                                       26

         Patients Seeking Treatment:                 1,600,000(4)

         At the present time, the estimated patient market is 1,600,000, given the present state of treatment and current lack of a cure. Given an annual increase of 3.7%, in 5 years the estimated patient market will be 1.9 million patients, assuming that the percentage of patients that seeks treatment will remain constant due to the lack of an effective drug.

Market Analysis
         The table below summarizes the retail sales and growth rates of the worldwide pharmaceutical market, US. pharmaceutical market and US. psoriasis market:



Market (1)                                                      Retail Sales        Growth Rate 2001
Worldwide Pharmaceutical                                  US $ 223.0 billion                     10%
U.S. Pharmaceutical                                        US $100.2 billion                     15%
U.S. Dermatology                                            US $ 3.6 billion                      9%
U.S. Psoriasis                   US $640.0 million (2) - US $1.0 billion (3)                    3.7%


(1)      http:/www.imshealth.com
(2)      IMS Data: Cortisone-related products only
(3)      Various market analysts - New York Times, March 9, 2001

Competition
         The pharmaceutical and biotechnology industries are intensely competitive. Many companies, including biotechnology, chemical and pharmaceutical companies, are actively engaged in activities similar to those of Astralis, including research and development of drugs for the treatment of the same diseases and conditions as Psoraxine. Many of these companies have substantially greater financial and other resources, larger research and development staffs, and more extensive marketing and manufacturing organizations than does Astralis. In addition, some of them have considerable experience in preclinical testing, clinical trials and other regulatory approval procedures. There are also academic institutions, governmental agencies and other research organizations that are conducting research in areas in which Astralis is working. They may also market commercial products, either on their own or through collaborative efforts.

         Astralis' major competitors include fully integrated pharmaceutical companies that have extensive drug discovery efforts. Astralis faces significant competition from organizations that are pursuing the same or similar technologies as the technologies used by Astralis in its drug discovery efforts. Astralis expects to encounter significant competition for any of the pharmaceutical products it develops. Companies that complete clinical trials, obtain required regulatory approvals and commence commercial sales of their products before their competitors may achieve a significant competitive advantage. Astralis is aware that many other companies or institutions are pursuing development of drugs and technologies directly targeted at applications for the treatment and eventual cure of psoriasis.

         Developments by others may render Astralis' product obsolete or noncompetitive. Astralis, Ltd. will face intense competition from other companies for collaborative arrangements with pharmaceutical and biotechnology companies, for establishing relationships with academic and research institutions and for licenses to additional technologies. These competitors, either alone or with their collaborative partners, may succeed in developing technologies or products that are more effective than Psoraxine.

Current Psoriasis Therapies
         The topical treatment for psoriasis has been based on the use of emollients, keratolytic agents, coal tar, anthralin, corticosteroids of medium to strong potency and calcipotriene. Each of these treatments has variable efficacy, and involve side effects and cosmetic problems in addition to their failure to prevent frequent relapses. Although there

---------------------------
         4 IMS Health
are many treatments, Astralis knows of no commercialized treatment in use at this time nor of any other drug being tested at this time that has had the same reduction in PASI and the same PASI results for safety and efficacy as Psoraxine. Set forth below is a list of current treatments for psoriasis that are prescribed based on the severity of the case (i.e. mild, moderate, or severe):


Treatment                 For Mild Psoriasis - Less Than 2% Body Coverage
---------                 -----------------------------------------------
Topical                   Steroids One of the most common therapies prescribed
                          for mild to moderate psoriasis. They are available in
                          various strengths, ranging from mild to super-potent.
                          The potency determines what areas of the skin the
                          steroid can be used on and how long the medication
                          will be used without side effects. Common side effects
                          from over-use include skin thinning, stretch marks,
                          and a resistance to medication which renders the
                          treatment ineffective.
Dovonex                   This is a synthetic vitamin D3 analog used to treat
                          mild to moderate psoriasis. It is sold as a topical,
                          odorless, non-staining ointment under a prescription.
Coal Tar                  An old but effective treatment. Coal tar can be
                          combined with other psoriasis medications or
                          ultraviolet light.
Anthralin                 A prescription topical compound used to treat
                          psoriasis for over 100 years. It has few serious side
                          effects but can irritate or burn normal- appearing
                          skin surrounding psoriasis lesions. Anthralin stains
                          anything it comes in contact with.
Scalp Treatments          Depending on the seriousness of the disease, hair
                          length and the patient's lifestyle, a variety of
                          non-prescription and prescription shampoos, oils,
                          solutions and sprays are available. Most contain coal,
                          tar or cortisone. These include various tar-based
                          shampoos, Betnovale, Cocois, F28 Coconut oil, Dovonex
                          scalp application, and Diprosalic scalp application.
Synthetic Vitamin D       Now available in prescription form; useful for
(calcipotriene)           individuals with localized psoriasis; can be used with
                          other treatments; limited amounts should be used to
                          avoid side effects; ordinary Vitamin D that can be
                          bought in drug stores is of no value in treating
                          psoriasis.
Retinoids                 Prescription vitamin A-related gels may be used alone
                          or in combination with topical steroids for treatment of localized psoriasis; women who are or may become pregnant should not use topical Retinoids.



Treatments                For Moderate Psoriasis - 2% To 10% Body Coverage
----------                ------------------------------------------------
Ultra Violet Light B      Medically supervised administration of ultraviolet
                          light B is used to control widespread or localized
                          areas of stubborn and unmanageable psoriasis lesions.
                          It is used when topical treatments have failed. It is
                          also used in combination with topical treatments. The
                          short-term risks of using UVB for treating psoriasis
                          are minimal. The long-term risks of UVB are the same
                          as the chronic effects of sun exposure: skin cancer
                          and skin aging.
Puvasoralen               Patients are given a drug called Psoralen, then
(Light Absorption)        exposed to a carefully measured amount of a special
                          form of ultraviolet (UVA) light. It takes approximately 25 treatments over the course of 2-3 months before clearing occurs. This is a highly potent drug, the use of which may result in burning and blistering of the patient's skin after exposure to ultra violet light. Precautions associated with eyes, skin, and lips should be taken during therapy. The most common side affects of PUVA therapy include nausea, itching, and redness of the skin.

Treatments                For Severe Psoriasis - More Than 10% Body Coverage
----------                --------------------------------------------------
Methotrexate              This drug has been used for the last 30 years. It is
                          usually taken orally once a week. Side effects
                          include fibrosis of the liver and/or inflammation of
                          the lungs.
Cyclosporine              A drug that damps down the immune reactions in the
                          body. Cyclosporine was discovered in the early 1970's and is taken orally once or twice a day. The most important side effect is the reduction in the efficiency of the kidneys. Other side effects include hypertension, swelling of the gums, slight shaking, and pins and needles.

Treatments                For Severe Psoriasis - More Than 10% Body Coverage
----------                --------------------------------------------------
Soriatane                  Extreme caution must be used when taking this potent
                           drug. The drug will damage an unborn baby. Other side
                           effects include dryness, eye irritation, hair loss,
                           muscle aches and pains, and skin peeling.
Goeckerman                 Combines coal tar treatments with ultraviolet light;
                           used for patients with severe psoriasis; treatment performed daily in specialized centers; ultraviolet exposure times vary with the kind of psoriasis and the sensitivity of the patient's skin.

Psoriasis Treatments in Development
         Astralis currently faces competition from a number of pharmaceutical companies who have psoriasis treatments under development. Astralis has identified approximately 41 psoriasis treatments under development which are in various stages of the FDA approval process. Of these 41 treatments under development, five are in Phase III of the FDA approval process.

         Of the 41 developmental psoriasis treatments identified by Astralis:

         - 7 are in the pre-clinical stage of the FDA approval process (all 7 are manufactured by different companies);
         - 4 are in Phase I of the FDA approval process (all 4 are manufactured by different companies);
         - 13 are in Phase II of the FDA approval process (all 13 are manufactured by different companies);
         - 3 are in Phase III of the FDA approval process (all three are manufactured by different companies);
         -    10 drugs are between Phase I and II of the FDA approval process;
         - 1 is in investigative trials and has not yet filed a IND application;
         -    1 has been approved by the FDA to treat Crohn's Disease; and
         - 2 are already FDA approved (one is a topical steroid foam named Olux, which is manufactured by Connectics and the other is an oral vitamin A derivative named Panretin, which is manufactured by Ligand Pharmaceuticals).

         Of the 41 developmental psoriasis treatments identified by Astralis:

         -    8 are topical treatments;
         -    17 are systemic treatments;
         -    4 are oral treatments; and
         -    2 are UV light therapy treatments.

         There are only 3 manufacturing companies that currently have more than one psoriasis treatment in the pipeline. They are:

         - SmithKline Beecham - one treatment in the pre-clinical phase and the other in Phase I of the FDA approval process;
         - Protein Design Labs - one treatment is in Phase II of the FDA approval process and the other in between Phase I and II of the FDA approval process; and
         - Ligand Pharmaceuticals - one treatment is FDA approved, one treatment is in Phase II and the other is in between Phase I and II of the FDA approval process.

         Major pharmaceutical companies have psoriasis treatments under development. These include:

         - Schering-Plough - one treatment in Phase II of the FDA approval process;
         - Pfizer - one treatment in pre-clinical phase of the FDA approval process;
         -    Novartis - one treatment in Phase I of the FDA approval process;
         -    BioGen - one drug Phase III of the FDA approval process;
         -    Johnson & Johnson - one drug Phase II of the FDA approval process;

         -    Hoffmann-La Roche - one drug in investigative trials; and
         - Xoma/Genentech - one drug in Phase III of the FDA approval process.

Government Regulation
         The FDA and comparable regulatory agencies in state and local jurisdictions and in foreign countries impose substantial requirements upon the clinical development, manufacture and marketing of pharmaceutical products. These agencies and other federal, state and local entities regulate research and development activities and testing, manufacture, quality control, safety, effectiveness, labeling, storage, record keeping, approval, advertising and promotion of Astralis' potential products.

         The process required by the FDA before Astralis' product candidate Psoraxine may be marketed in the United States generally involves the following:

         -    preclinical laboratory and animal tests;
         - submission of an IND, application, which must become effective before clinical trials may begin;
         - adequate and well-controlled human clinical trials to establish the safety and efficacy of the proposed drug for its intended use; and
         - FDA approval of a new drug application ("NDA"), or biologics license application ("BLA").

         The testing and approval process requires substantial time, effort, and financial resources, and there can be no assurance that any approvals for Psoraxine or any other potential products will be granted on a timely basis, if at all.

         Prior to commencing clinical trials, which are typically conducted in three sequential phases, Astralis must submit an IND application to the FDA. The IND automatically becomes effective 30 days after receipt by the FDA, unless the FDA, within the 30-day time period, raises concerns or questions about the conduct of the trial. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before the clinical trial can begin. Astralis' submission of an IND may not result in FDA authorization to commence a clinical trial. Further, an independent institutional review board at the medical center proposing to conduct the clinical trial must review and approve the plan for any clinical trial before it commences.

         Astralis may not successfully complete any of the three phases of testing of Psoraxine within any specific time period, it at all. Furthermore, the FDA or an institutional review board or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk.

         The results of product development, preclinical studies and clinical studies are submitted to the FDA as part of a NDA or BLA. The FDA may deny a NDA or BLA if the applicable regulatory criteria are not satisfied or may require additional clinical data. Even if such data are submitted, the FDA may ultimately decide that the NDA or BLA does not satisfy the criteria for approval. Once issued, the FDA may withdraw product approval if compliance with regulatory standards is not maintained or if problems occur after the product reaches the market. In addition, the FDA may require testing and surveillance programs to monitor the effect of approved products which have been commercialized, and the FDA has the power to prevent or limit further marketing of a product based on the results of these post-marketing programs.

         Satisfaction of FDA requirements or similar requirements of state, local and foreign regulatory agencies typically takes several years and the actual time required may vary substantially based upon the type, complexity and novelty of the product or indication. Government regulation may delay or prevent marketing of potential products or new indications for a considerable period of time and to impose costly procedures upon Astralis' activities. Success in early stage clinical trials does not assure success in later stage clinical trials. Data obtained from clinical activities is not always conclusive and may be susceptible to varying interpretations which could delay, limit or prevent regulatory approval. Even if a product received regulatory approval, the approval may be significantly limited to specific indications and dosages. Further, even after regulatory approval is obtained, later discovery of previously unknown
                                       30
problems with a product may result in restrictions on the product or even complete withdrawal of the product from the market. Delays in obtaining, or failures to obtain additional regulatory approvals for any of Astralis' product candidates would have a material, adverse effect on its business.

         Any products manufactured or distributed by Astralis pursuant to FDA approvals are subject to continuing regulation by the FDA, including record-keeping requirements and reporting of adverse experiences with the drug. Drug manufacturers and their subcontractors are required to register their establishments with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with good manufacturing practices, which impose certain procedural and documentation requirements upon Astralis and third party manufacturers it may utilize. Astralis cannot be certain that its present or future suppliers will be able to comply with the good manufacturing practices regulations and other FDA regulatory requirements.

         Outside the United States, Astralis' ability to market a product is contingent upon receiving a marketing authorization from the appropriate regulatory authorities. The requirements governing the conduct of clinical trials, marketing authorization, pricing and reimbursement vary widely from country to country. At present, foreign marketing authorizations are applied for at a national level, although within the European Union, (the "EU"), registration procedures are available to companies wishing to market a product in more than one EU Member State. If the regulatory authority is satisfied that adequate evidence of safety, quality and efficacy has been presented, a marketing authorization will be granted. This foreign regulatory approval process involves all of the risks associated with FDA clearance.

Intellectual Property
         On March 16, 2001, Dr. O'Daly filed a patent application entitled "Compositions and Methods for the Treatment and Clinical Remission of Psoriasis" with the USPTO. Preliminary searches have been conducted to ensure that no product similar to Psoraxine has already secured full patent protection. It may take up to two years to complete. Pursuant to a License Agreement dated as of April 26, 2001 between Dr. O'Daly and Astralis, Dr. O'Daly granted Astralis the exclusive right and license to use and exploit his patent if and when such patent is issued.

         Astralis' intellectual property consists of Dr. O'Daly's application of a patent for Psoraxine, Astralis' rights under its License Agreement with Dr. O'Daly and trade secrets and know-how. Astralis' ability to compete effectively depends in large part of its ability to obtain the patent for Psoraxine, maintain trade secrets and operate without infringing the rights of others and to prevent others from infringing on its proprietary rights. Astralis will be able to protect its technologies from unauthorized use by third parties only to the extent that they are covered by valid and enforceable patents or copyrights or are effectively maintained as trade secrets. Accordingly, patents or other proprietary rights are an essential element of Astralis' business. There can be no assurance that proprietary information will not be disclosed, that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to Astralis' trade secrets or that Astralis can meaningfully protect its trade secrets.

Legal Proceedings
         None.

Market for Common Equity and Related Shareholder Matters
         Not applicable.

Selected Financial Data
         Not applicable.

Supplementary Financial Information
         Not applicable.

Management's Discussion and Analysis or Plan of Operation

         Astralis is a development stage biotechnology company engaged primarily in the research and development of immune system disorders and skin diseases. The first product developed by Astralis in Venezuela is a protein extract used for the remission of the skin disease psoriasis called Psoraxine.

         Astralis commenced operations on March 12, 2001 and from inception to June 30, 2001 has not realized any revenue. The net loss as of June 30th 2001 is ($14,346). Astralis has continued to operate at a deficit and expects to continue to operate at a deficit until such time, if ever, as operations generate sufficient revenues to cover its costs.

         From March 2001 to the present, Astralis was primarily engaged in identifying a gene for psoriasis, developing the second-generation drug, applying for the patent at the USPTO, discussing clinical trial design with the FDA and preparing an IND application for the FDA which Astralis, Ltd. anticipates filing in the first quarter of 2002.

         At present the core of Astralis' management team is its founders: Jose Antonio O'Daly, Chairman of the Board and President for Research and Development; Mike Ajnsztajn, Chief Executive Officer; and Gaston Liebhaber, Director for International Affairs. Gina Tedesco is presently Chief Financial Officer of Astralis. In April 2001, Astralis entered into a verbal consulting agreement with Schiff and Company for FDA Regulatory Affairs whereby Schiff and Company is to provide consulting services at hourly rates of ranging from $150 to $250.

         Astralis has experienced net losses and negative cash flow from operations since inception. Astralis has primarily financed its operations through its founders' seed capital. Astralis had no material capital commitments at June 30th, 2001. Astralis has no employment contracts as the founders and Gina Tedesco are working without compensation until funding from third parties is obtained.

         Astralis is located at the same address as Opus International Ltd., a company owned by Gina Tedesco. Opus International is not presently charging rent to Astralis. Astralis will look for its own office space if and when funding is obtained pursuant to the Offering (see "Terms of the Transaction").

         Astralis, Ltd. anticipates using the net proceeds from the Offering over the course of the next 12 - 18 months as follows:

         - Approximately $1,850,000 to conduct clinical trials to obtain FDA approval of Psoraxine and to build a laboratory in the US;

         - Approximately $650,000 to pay management salaries and those of four new employees; and

         - Approximately $ 540,000 for marketing awareness programs and general administrative and working capital requirements.

         Based on the current operating plan, Astralis anticipates that its existing capital resources and revenues together with the net proceeds of the Offering will be adequate to satisfy its capital requirements for approximately the next 12 months.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
         Not applicable.

Financial Statements
         See Exhibit F.

                                   PROPOSAL 1

                   RATIFICATION OF THE CONTRIBUTION AGREEMENT

         The Company's Board of Directors has unanimously approved and unanimously recommends that the Shareholders ratify the Contribution Agreement attached hereto as Exhibit A whereby all the Membership Interests in Astralis will be exchanged for shares of Common Stock of the Company. In consideration for such exchange, the Contribution Agreement provides that the holders of the Membership Interests shall be issued an aggregate of 28,000,000 shares of Common Stock and 6,300,000 warrants to purchase such shares of Common Stock at the exercise price of $1.60 per share.

         The Board of Directors has unanimously approved and unanimously recommends that the Shareholders ratify the Contribution Agreement.

                            Shareholder Vote Required

         Ratification of the Contribution Agreement will, pursuant to Article 111 of Title 7 of the Colorado Business Corporation Law (the "CBCA"), require the affirmative vote of a majority of the shares entitled to be cast therefor.

         The Board of Directors recommends a vote FOR the ratification of the Contribution Agreement.

                                   PROPOSAL 2

                 RATIFICATION OF THE AMENDMENT TO THE COMPANY'S
          ARTICLES OF INCORPORATION CHANGING ITS NAME TO ASTRALIS, LTD.

         The Company has executed and submitted for Shareholder approval the Contribution Agreement attached hereto as Exhibit A, consummation of which shall require that the Company change its name to Astralis, Ltd.

         The Board has unanimously approved and unanimously recommends that the Shareholders ratify the change in the Company's name to Astralis, Ltd., subject to Shareholder approval of Proposal 1.

                            Shareholder Vote Required

         Approval of the change of the Company's name will require the affirmative vote of a majority of the shares present in person or represented by proxy at the 2001 Special Meeting of Shareholders. Such amendment has been adopted by the Board of Directors, which text is attached hereto as Exhibit B and will, pending Shareholder approval thereof, be filed with the Colorado Secretary of State pursuant to Article 110, Title 7, of the CBCA.

         The Board of Directors recommends a vote FOR approval of the change in the Company's name to Astralis, Ltd., subject to Shareholder approval of Proposal 1, without which this Proposal 2 shall be withdrawn and not voted upon.

                                   PROPOSAL 3

          RATIFICATION OF THE APPOINTMENT OF L.J. SOLDINGER ASSOCIATES
            AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has unanimously approved and unanimously recommends that the shareholders ratify the appointment of L.J. Soldinger Associates, as the Company's Certified Public Accountants for the ensuing year

Shareholder Vote Required

         Ratification of the appointment of L.J. Soldinger Associates as the Company's Certified Public Accountants will require the affirmative vote of a majority of the shares present in person or represented by proxy at the 2001 Special Meeting of Shareholders.

         The Board of Directors recommends a vote FOR the ratification of the appointment of L.J. Soldinger Associates as the Company's Certified Independent Public Accountants for the ensuing year.

                                   PROPOSAL 4

              RATIFICATION OF THE COMPANY'S 2001 STOCK OPTION PLAN


         At the Special Meeting a vote will be taken on a Proposal to ratify the adoption of the Company's 2001 Stock Option Plan (the "2001 Plan"), which contains 5,000,000 shares of Common Stock underlying stock options available for grant thereunder. The 2001 Plan was adopted by the Board of Directors on September 10, 2001. A copy of the 2001 Plan is attached hereto as Exhibit C. As of the date of this Proxy, no options to purchase shares of Common Stock has been granted to any person under the 2001 Plan.

Description of the 2001 Plan

         The Purpose of the 2001 Plan. The purpose of the 2001 Plan is to provide additional incentive to the Directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

         Administration of the Plan. The 2001 Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of
Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2001 Plan.

         Subject to the other provisions of the 2001 Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the 2001 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 2001 Plan;
(vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 2001 Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

         Shares of Stock Subject to the 2001 Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the 2001 Plan shall not exceed 5,000,000 shares of Common Stock, $.0001 par value per share.

         The number of shares of Common Stock subject to options granted pursuant to the 2001 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the 2001 Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

         In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

         Participation. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the 2001 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the 2001 Plan. The term "Affiliate" as used in the 2001 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

         Option Price. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Shareholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Percent Shareholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

         Term of the Options. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Shareholder shall expire not more than five years after the date of grant. The 2001 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

         Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2001 Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

         Termination of the 2001 Plan. The 2001 Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the Shareholders of the Company, or approval of Shareholders of the Company voting at a validly called Shareholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Shareholder approval is not obtained within such time, options granted pursuant to the 2001 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the 2001 Plan shall be treated as NQSOs. Options may be granted and exercised under the 2001 Plan only after there has been compliance with all applicable federal and state securities laws. The 2001 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

         Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the 2001 Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         Amendments to the Plan. The Board of Directors may at any time amend, alter, suspend or discontinue the 2001 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 2001 Plan and ISOs granted under the 2001 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that shareholder approval is advisable.

         Tax Treatment of the Options. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

         The Board has unanimously approved and unanimously recommends that the shareholders ratify the adoption of the 2001 Plan.

                            Shareholder Vote Required

         Approval of the Company's 2001 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting of Shareholders.

         The Board of Directors recommends a vote FOR the ratification of the 2001 Plan.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and/or Astralis' actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's and Astralis' future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's and Astralis' actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Astralis undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more Shareholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              SHAREHOLDER PROPOSALS

         In order to be included in the materials for the Company's Annual Meeting of Shareholders, which the Company anticipates holding in February 2002, Shareholder proposals must be received by the Company on or before January 15, 2002.

By Order of the Board of Directors,

/s/ Shai Stern
--------------------------------------------
Shai Stern,
Sole Director

October 4, 2001

                                                                     Exhibit A







                             CONTRIBUTION AGREEMENT

                                   dated as of

                               September 10, 2001

                                  by and among

                        HERCULES DEVELOPMENT GROUP, INC.

                                       and

                                  ASTRALIS, LLC

                               Jose Antonio O'Daly

                                 Mike Ajnsztajn

                                Gaston Liebhaber

                                Richard Genovese

                                 David Stevenson

                             Grizzly Consulting Ltd

                                 Wolver Limited

                                Logarithmic Inc.

                             CONTRIBUTION AGREEMENT


         CONTRIBUTION AGREEMENT dated as of September 10, 2001 (the "Agreement"), by and among Astralis, LLC, a New Jersey limited liability company (the "Company"), Hercules Development Group, Inc., a Colorado corporation (the "Hercules") and Jose Antonio O'Daly, Mike Ajnsztajn, Gaston Liebhaber, Richard Genovese, David Stevenson, Grizzly Consulting Ltd, a Turks and Caicos company, Wolver Limited, a British Virgin Islands corporation and Logarithmic Inc. a Nevis corporation (collectively referred to as the ("Company Members").


                  WHEREAS, the Company and Hercules have determined that a business combination between Hercules and the Company, to be effected by a transfer described in Section 1.1. herein (the "Exchange") by the Company Members of all of their respective membership interests in the Company (the "Membership Interests") and rights to purchase membership interests in the Company (the "Membership Options") to Hercules in exchange for an aggregate of 28,000,000 shares of common stock, par value $.0001 per share (the "Contribution Shares") of Hercules (the "Common Stock") and warrants to purchase 6,300,000 shares of Hercules Common Stock for a purchase price of $1.60 per share (the "Hercules Warrants"), upon the terms and subject to the conditions set forth herein, is advisable and in the best interests of their respective companies, members and shareholders, and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits;

                  WHEREAS, Hercules (i) has determined that the Exchange is fair to, and in the best interests of, Hercules and its shareholders, (ii) has approved and declared the advisability of entering into this Agreement, and
(iii) has recommended the approval and adoption of this Agreement by its shareholders;

                  WHEREAS, Shai Stern, a shareholder who owns more than 50% of the outstanding Common Stock of Hercules, has executed a written consent to approve and adopt this Agreement and the transactions contemplated by this Agreement and the Exchange;

                  WHEREAS, the parties have agreed to exchange the Membership Options owned by Richard Genovese, David Stevenson, Grizzly Consulting Limited, Wolver Limited and Logarithmic Inc., which constitute all of the outstanding rights to acquire the membership interests in the Company, for 6,300,000 warrants to purchase Hercules Common Stock at a price of $1.60 per share;

                  WHEREAS, simultaneous with the Exchange, Hercules shall have consummated a private placement consisting of 2,000,000 shares (the "Private Placement Shares") of Common Stock and 400,000 warrants to purchase shares of Common Stock at a price of $4.00 per share (the "Private Placement") and received gross proceeds from such Private Placement of $3,200,000, which Private Placement is conditioned upon consummation of the Exchange;

                  WHEREAS, at the Closing (as defined herein) the Contribution Shares together with the Common Stock issuable at the closing of the Private Placement will represent ownership of Hercules stock possessing at least 80% of the total combined voting power of all classes of Hercules stock entitled to vote, and at least 80% of the total number of shares of all other classes of Hercules stock; and

                  WHEREAS, the parties hereto intend that the Exchange qualify for income tax purposes as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                  The Exchange

         Section 1.1.      Exchange.

         (a) Gersten, Savage & Kaplowitz, LLP, shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging Membership Interests for the Contribution Shares. At or prior to the Closing, Hercules shall deliver to the Exchange Agent 28,000,000 shares of Common Stock to be used as the Contribution Shares.

         (b) The Contribution Shares and Hercules Warrants issuable at Closing (as defined in Section 1.6. hereof) shall be as set forth on Schedule 1.1.

         (c) At the Closing, and subject to the terms and conditions of this Agreement, the Company Members shall contribute their respective Membership Interests and Membership Options, as such Membership Interests and Membership Options are forth on Schedule 1.1 hereto, to Hercules in exchange for the Contribution Shares and Hercules Warrants.

         (d) If any portion of the Contribution Shares is to be delivered to any Person other than the Company Members, it shall be a condition that such Person shall pay to the Exchange Agent any transfer or other taxes (as defined in Section 12.12) required as a result of such delivery to other than the Company Member or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.


         Section 1.2. Hercules' Shareholders' Approval. Prior to the Closing, Hercules shall have duly called and held a special meeting of its shareholders, at which it shall have received shareholder approval to consummate the transactions contemplated by this Agreement and the Exchange. No other approval of Hercules' shareholders is required in order to consummate the Exchange.

         Section 1.3. Private Placement. Prior to or simultaneously with the Closing, Hercules shall consummate the Private Placement and issue in connection therewith consisting of 2,000,000 shares of Common Stock and warrants to purchase an additional 400,000 shares of Common Stock (the "Warrants") at an exercise price of $4.00 per share. The gross proceeds from the Private Placement shall be $3,200,000.

         Section 1.4. Capitalization. Hercules shall take all necessary actions so that immediately prior to the Closing, taking into account the consummation of the Private Placement, the outstanding capitalization of Hercules shall consist of an aggregate of 9,500,000 shares of Common Stock and an aggregate of 475,000 warrants to purchase shares of the Company's Common Stock.

         Section 1.5. Ownership percentage. Prior to Closing, Hercules shall take all necessary action so that the Contribution Shares together with the Common Stock issuable upon the closing of the Private Placement will represent ownership of Hercules stock possessing at least 80% of the total combined voting power of all classes of Hercules stock entitled to vote, and at least 80% of the total number of shares of all other classes of Hercules stock.

         Section 1.6. Closing. The closing of the Exchange and the other transactions contemplated by this Agreement (the "Closing") shall take place at 11:00 a.m. on a date to be specified by the parties, which shall be the date of satisfaction (or waiver in accordance with this Agreement) of all of the conditions set forth in Article 9 (the "Closing Date"), unless another time or date is agreed to by the parties hereto. The Closing shall be held at the offices of Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, 9th floor, New York, New York 10022.

                                    ARTICLE 2
                              Hercules Post-Closing

         Section 2.1. Charter Amendments. Hercules shall take all necessary corporate action and file all necessary documents with the state of Colorado to effect the following changes to its Articles of Incorporation as of the Closing:
(i) to change its corporate name to "Astralis, Ltd."

         Section 2.2. Resignation of Directors and Officers. Effective as of the Closing, each of the Officers and Directors of Hercules then in office, shall resign.

         Section 2.3. Appointment of New Directors and Officers. Effective as of the Closing, the Officers and Managers of the Company immediately prior to the Closing, shall assume their respective positions as Officers and Directors of Hercules as set forth on Schedule 2.3 hereto.


                                    ARTICLE 3
                   Representations and Warranties of Hercules

         Hercules represents and warrants to the Company that:

         Section 3.1. Corporate Existence and Power. Hercules is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 12.12.) on Hercules. Hercules is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on Hercules. Hercules has heretofore delivered to the Company true and complete copies of the Articles of Incorporation, as amended, and By-laws of Hercules as currently in effect.

         Section 3.2.      Authorization.

         (a) The execution, delivery and performance by Hercules of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby are within Hercules' corporate powers and have been duly authorized by all necessary corporate action. The affirmative vote of the holders of more than 50% of the outstanding shares of Hercules Common Stock, at a duly called special meeting of shareholders, is the only action of Hercules necessary in connection with its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the Exchange. This Agreement has been duly and validly executed and delivered by Hercules and is a legal, valid and binding obligation of Hercules, enforceable against it in accordance with its terms, subject to the approval of its shareholders and except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         (b) Hercules' Boards of Directors, at a meeting duly called and held, has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Exchange, are fair to and in the best interests of its shareholders, (ii) approved and adopted this Agreement and the transactions contemplated hereby, including the Exchange, which approval satisfies in full any applicable requirements of Colorado Law, and (iii) resolved to recommend, and recommended, approval and adoption of this Agreement by the holders of the Common Stock.

         Section 3.3. Governmental Authorization. The execution and delivery of this Agreement and the performance by Hercules of its obligations under this Agreement relating to the Closing and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934 ("Exchange Act"), foreign or state securities laws or regulations of various states ("Blue Sky Laws") or takeover laws, and (b) any other filings, approvals or authorizations which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on Hercules, or materially impair the ability of Hercules to consummate the Exchange and the transactions contemplated by this Agreement.

         Section 3.4. Non-contravention. The execution and delivery by Hercules of this Agreement and the consummation by Hercules of the transactions contemplated hereby and performance of its obligations under this Agreement do not and will not (i) violate Hercules' Articles of Incorporation, as amended, or By-laws, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Hercules, or to a loss of any benefit to which Hercules is entitled under any provision of any agreement or other instrument binding upon Hercules, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of Hercules, or (iv) result in the creation or imposition of any Lien (as defined herein) on any asset of Hercules. "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

         Section 3.5.      Capitalization.

         (a) The authorized capital stock of Hercules consists of 50,000,000 shares of Common Stock, par value $.0001 per share and 3,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"). As of the date of this Agreement, the outstanding capitalization of Hercules consists of (i) 31,300,000 shares of Common Stock, (ii) no shares of Preferred Stock, (iii) no options; and (iv) 75,000 warrants to purchase shares of Common Stock at a purchase price of $1.75 per share. The certified list of shareholders referenced in Section 9.1.(f) below is the true and correct list of holders of record of outstanding shares of Common Stock on the date hereof. All outstanding shares of capital stock of Hercules have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase other than those that have been waived or otherwise cured or satisfied. Except as set forth herein, as of the date hereof there are no outstanding options, warrants, subscriptions, conversion or other rights, agreements or other commitments obligating Hercules to issue any shares of its capital stock or any securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock.

         (b) There are no outstanding obligations, contingent or otherwise, of Hercules to redeem, purchase or otherwise acquire any capital stock or other securities of Hercules.

         (c) Hercules is not in violation of and has not violated any federal or state securities laws in connection with any transaction relating to Hercules and/or an affiliate, including without limitation, the acquisition of any stock, business or assets of any third party or the issuance of any capital stock of Hercules.

         (d) There are not as of the date hereof, and there will not be at the Closing, any shareholder agreements, voting trusts or other agreements or understandings to which Hercules is a party or by which it is bound relating to the voting of any shares of the capital stock of Hercules.

         (e) The shares of Common Stock to be issued as part of the Contribution Shares will be duly authorized for issuance and when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance thereof will not be subject to any preemptive or other similar right.

         Section 3.6.      Subsidiaries.  Hercules has no subsidiaries.

         Section 3.7.      Financial Statements.

         (a) Attached hereto as Schedule 3.7 are copies of Hercules' audited financial statements as of and for the fiscal year ended December 31, 2000 and unaudited financial statements as of and for the six- month period ended June 30, 2001 (the "Hercules Financial Statements Date"), certified by Cordovano and Harvey, P.C. (the "Hercules Financial Statements"). The Hercules Financial Statements were prepared in accordance with the books and records of Hercules in all material respects and were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as otherwise noted therein. Each of the Hercules Financial Statements fairly presents the financial position of Hercules as of the respective dates set forth therein or the results of operations and changes in financial position of Hercules for the respective fiscal periods or as of the respective dates set forth therein.

         (b) Other than in connection with this Agreement and the Private Placement, Hercules is not engaged in any business activity.

         Section 3.8. Absence of Certain Changes. Since the Hercules Financial Statements Date, there has not been:

         (a) any event, occurrence, development or state of circumstances or facts which would, individually or in the aggregate, have a Material Adverse Effect on Hercules;

         (b) any amendment of any material term of any outstanding security of Hercules;

         (c) any incurrence, assumption or guarantee by Hercules of any indebtedness for borrowed money;

         (d) any creation or other incurrence by Hercules of any Lien on any material asset;

         (e) the making of any loan, advance or capital contributions to or investment in any Person;

         (f) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or any asset(s) of Hercules which would, individually or in the aggregate, have a Material Adverse Effect on Hercules;

         (g) any transaction or commitment made, or any contract or agreement entered into, by Hercules relating to its business or any of its assets (including the acquisition or disposition of any assets) or any relinquishment by Hercules of any contract or other right;

         (h) any change in any method of accounting, method of tax accounting, or accounting practice by Hercules;

         (i) any (i) grant of any severance or termination pay to any current or former director, officer or employee of Hercules, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of Hercules, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of Hercules, or (v) increase in compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of Hercules;

         (j) any labor dispute, other than routine individual grievances; or

         (k) any tax election or any settlement or compromise of any tax liability, in either case that is material to Hercules.

         Section 3.9. No Liabilities or Debts. As of the date hereof, there are no liabilities or debts of Hercules of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt, except as set forth on Schedule
3.9 hereto.

         Section 3.10. Compliance with Laws and Court Orders. Hercules holds all permits, licenses, variances, exemptions, orders, franchises and approvals of all governmental entities necessary for the lawful conduct of its business (the "Hercules Permits"), except where the failure so to hold would not have a Material Adverse Effect on Hercules. Hercules is in compliance with the terms of Hercules Permits, except where the failure so to comply would not have a Material Adverse Effect on Hercules. Hercules is and has been in compliance with, and to the best knowledge of Hercules, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on Hercules.

         Section 3.11. Litigation. There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of Hercules threatened against or affecting, Hercules or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

         Section 3.12. Brokers' and Finders' Fees. Hercules has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fee or agents' commission or investment bankers' fees or an similar charges in connection with this Agreement or the transaction contemplated hereby, except for the fee of $100,000 to be paid to HMA Associates, Inc. ("HMA") upon the Closing, for services rendered in connection with this Agreement and the transactions contemplated hereby and the commission payable, if any, to a NASD member firm or firms in connection with the sale of the securities in the Private Placement.

         Section 3.13. Taxes. (a) Except as set forth as Schedule 3.13 hereto, Hercules has (i) duly filed with the appropriate taxing authorities all Tax Returns required to be filed by or with respect to its business, or are properly on extension and all such duly filed Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provisions for on its respective balance sheet (in accordance with GAAP) all Taxes shown to be due on such Tax Returns. There are no liens for Taxes upon the assets of Hercules except for statutory liens for current Taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Hercules has not received any notice of audit, is not undergoing any audit of its Tax Returns, or has received any notice of deficiency or assessment from any taxing authority with respect to liability for Taxes of its business which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by Hercules with respect to any Tax Returns. Hercules has not filed a request with the Internal Revenue Service for changes in accounting methods within the last two years which change would effect the accounting for tax purposes, directly or indirectly, of its business. Hercules has not executed an extension or waiver of any statute of limitations on the assessment or collection of any Taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect. The provision for Taxes, if any, due or to become due for Hercules for the period or periods through and including the date of the Hercules Financial Statements that has been made and is reflected on such financial statements is sufficient to cover all such Taxes. Deferred Taxes, if any, of Hercules included in the Hercules Financial Statements have been computed in accordance with GAAP. Hercules is not a party to any Tax allocation or Tax sharing agreement and Hercules has not been a member of an affiliated group filing a consolidated federal income Tax Return or has any Liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) as a transferee or successor or by Contract or otherwise. Hercules has not made any payments, is not obligated to make any payments, and is not a party to any Contract that could obligate it to make any payments that would be disallowed as a deduction under Section 280G or 162(m) of the Internal Revenue Code.

         (b) The term "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, license, payroll and franchise taxes, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof whether computed on a unitary, combined or any other basis; and such term shall include any interest and penalties or additions to tax. The term "Tax Return" shall mean any report, return or other information required to be filed with, supplied to or otherwise made available to a taxing authority in connection with Taxes.

         Section 3.14. Employee Benefit Plans. Schedule 3.14 comprises a listing of each bonus, stock option, stock purchase, benefit, profit sharing, savings, retirement, liability, insurance, incentive, deferred compensation, and other similar fringe or employee benefit plans, programs or arrangements for the benefit of or relating to, any employee of, or independent contractor or consultant to, and all other compensation practices, policies, terms or conditions, whether written or unwritten (the "Employee Benefit Plans") which Hercules presently maintains, to which Hercules presently contributes or under which Hercules has any liability and which relate to employees (current or former) or independent contractors of Hercules. Each of the Employee Benefit Plans administered by Hercules have been administered in accordance with all requirements of applicable law and terms of each such plan. Each Employee Benefit Plan that is required to be qualified under the Employment Retirement Income Security Act of 1974, or registered or approved by a regulatory authority, has been so qualified, registered or approved by the appropriate governmental agency or authority and such qualification, registration or approval has not been revoked. All contributions (including premiums) required by law or contract to have been made or accrued by Hercules under or with respect to the Employee Benefit Plans have been paid or accrued by Hercules or will be paid in the ordinary course within 90 days. Without limiting the foregoing, there are no unfunded liabilities under any Employee Benefit Plan. Hercules has not received notice of any investigations, litigation or other enforcement actions against it with respect to any of the Employee Benefit Plans. To Hercules' knowledge, there are no pending actions, suits or claims by former or present employees of Hercules (or their beneficiaries) with respect to Employee Benefit Plans or the assets or fiduciaries thereof (other than routine claims for benefits).

         Section 3.15.     Environmental Matters.

         (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Hercules:

                           (i) no notice, notification, demand, request for
information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the best knowledge of Hercules, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

                           (ii) Hercules is and has been in compliance with all
Environmental Laws and all Environmental Permits; and

                           (iii) there are no liabilities of or relating to
Hercules of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law and there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such liability.

         (b) The following terms shall have the meaning set forth below:

                           "Hercules" shall, for purposes of this Section 3.15.,
include any entity which is, in whole or in part, a corporate predecessor of Hercules.

                           "Environmental Laws" means any federal, state, local
or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or requirement or any agreement with any governmental authority or other third party, relating to human health and safety or the environment and arising from the use, presence, disposal, discharge or release of pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

                           "Environmental Permits" means, with respect to any
Person, all permits, licenses, franchises, certificates, approvals and other similar authorizations of governmental authorities relating to or required by Environmental Laws and affecting, or relating in any way to, the business of such Person as currently conducted.

         Section 3.16. Patents and Other Proprietary Rights. Hercules does not have rights to use, whether through ownership, licensing or otherwise any patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights and processes. Hercules has not and does not violate or infringe any intellectual property right of any Person, and Hercules has not received any communication alleging that it violates or infringes the intellectual property right of any other Person. Hercules has not been sued for infringing any intellectual property right of another Person.

         Section 3.17. Antitakeover Statutes. The Board of Directors of Hercules has approved this Agreement and the transactions contemplated hereby, and neither the provisions of Colorado Law nor any other anti-takeover or similar statute or regulation applies to the Exchange or any of the other transactions contemplated hereby.

         Section 3.18. Disclosure. Neither this Agreement nor any exhibit or schedule hereto nor any statement, list or certificate delivered to the Company pursuant hereto or pursuant to any written request therefor, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.

         Section 3.19. Labor Matters. Hercules currently has one employee. Hercules has never been a party to any collective bargaining agreement or other labor agreement with any labor union or organization. There is no unfair labor practice charge or other grievance procedure against Hercules pending, or, to the best knowledge of Hercules, threatened. There is no complaint, lawsuit or proceeding in any forum by or on behalf of any present or former employee, any applicant for employment or any classes of the foregoing alleging breach of any express or implied contract of employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship against Hercules, pending, or, to the best knowledge of Hercules, threatened. Hercules is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health. There is no proceeding, claim, suit, action or governmental investigation pending or, to the best knowledge of Hercules, threatened, in respect to which any current or former director, officer, employee or agent of Hercules, may be entitled to claim indemnification from Hercules.

         Section 3.20. Contracts. Schedule 3.20 hereto sets forth a complete and accurate list and description of all of the following contracts and agreements, whether written or oral, of Hercules:

         (a) agreements, contracts or instruments to which Hercules is a party that relate to the borrowing of money, the capital lease or purchase on an installment basis of any property or asset or the guarantee of any of the foregoing (including without limitation pledged receivables);


         (b) licenses, leases, contracts and other arrangements with respect to any property of Hercules, and all contracts, agreements, commitments, purchase orders or other understandings or arrangements with respect to which Hercules has any liability or obligation (contingent or otherwise) or which may otherwise have any continuing effect after the date of this Agreement;

         (c) contracts, agreements or other understandings or arrangements (including without limitation those with respect to compensation) between Hercules and any current or former shareholder, officer, director, consultant, employee, agent and/or Affiliate (or any spouse or relative of any of the foregoing);

         (d) management, operating, service, joint venture, partnership or limited liability company agreements;

         (e) any contract or agreement pursuant to which Hercules has agreed to indemnify or hold harmless any other Person or to pay liquidated damages of any kind;

         (f) any contract or agreement creating any Lien on any property or assets of Hercules;

         (g) any contract or agreement relating to the capital stock of Hercules; or

         (h) any other material agreement, lease, commitment, instrument, plan, arrangement or contract entered into by Hercules, or to which any of its assets may be subject.

         All the foregoing are herein called "Contracts." Such list includes with respect to each Contract the names of the parties, the date thereof, and its title or other general description. The Contracts listed on Schedule 3.20 set forth the entire arrangement and understanding between Hercules and the respective third parties with respect to the subject matter thereof, and, except as indicated in such Schedule, there have been no amendments or waivers or side or supplemental arrangements to or in respect of any Contract. Hercules will furnish any further information that the Company may reasonably request in connection therewith. Each Contract is valid, binding and enforceable against Hercules, and to the best knowledge of Hercules, each other party thereto, in accordance with its terms and in full force and effect. There is no event that has occurred or existing condition that constitutes or that, with notice, the happening of an event and/or the passage of time, would constitute a default or breach under any Contract by Hercules, or would cause the acceleration of any obligation of any party thereto, give rise to any right of termination or cancellation or cause the creation of any Lien by reason of the failure of Hercules to fulfill the obligations thereunder.

         Section 3.21. SEC Filings. Hercules has filed all forms, reports and documents (the "SEC Documents") required to be filed with the Securities and Exchange Commission since its inception and has heretofore delivered all the SEC Documents to the Company. The SEC Documents (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE 4
                  Representations and Warranties of the Company

         The Company represents and warrants to Hercules that:

         Section 4.1. Corporate Existence and Power. The Company is a limited liability company duly organized and in good standing under the laws of the State of New Jersey. The Company has all powers and governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary and those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has heretofore delivered to Hercules true and complete copies of the Certificate of Formation and Operating Agreement as currently in effect.

         Section 4.2. Authorization. The execution, delivery and performance by the Company and of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the powers of the Company, and have been duly authorized by all necessary action. This Agreement, assuming the due authorization, execution and delivery thereof by Hercules, is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         Section 4.3. Governmental Authorization. The execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement relating to the Exchange, the Closing and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Securities Act, the Exchange Act, Blue Sky Laws or takeover laws, and (b) any other filings, approvals or authorizations which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on the Company or materially impair the ability of the Company to consummate the Exchange and the transactions contemplated by this Agreement.

         Section 4.4. Non-contravention. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and performance of its obligations under this Agreement do not and will not (i) violate the Company's Certificate of Formation or Operating Agreement, (ii) assuming compliance with the matters referred to in
Section 4.3., violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company, or to a loss of any benefit to which the Company, is entitled under any provision of any agreement or other instrument binding upon the Company, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company or (iv) result in the creation or imposition of any Lien on any asset of the Company, except, in the case of clauses (ii), (iii) and (iv), for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on the Company or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

         Section 4.5.      Subsidiaries. The Company has no subsidiaries.

         Section 4.6. Financial Statements. Attached hereto as Schedule 4.6 is a copy of the Company's unaudited financial statements as of and for the fiscal year ended December 31, 2000 and the six-month period ended June 30, 2001 (the "Company Financial Statements Date"). The Company Financial Statements were prepared in accordance with the books and records of the Company in all material respects and were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, except as otherwise noted therein. Each of the Company Financial Statements fairly presents the financial position of the Company as of the respective dates set forth therein or the results of operations and changes in financial position of the Company for the respective fiscal periods or as of the respective dates set forth therein. There is no Material Adverse Effect that would prevent the Company Financial Statements from being audited.

         Section 4.7. Absence of Certain Changes. Except as set forth on
Schedule 4.6, since the Company Financial Statements Date, the business of the Company has been conducted in the ordinary course and there has not been:

         (a) any event, occurrence, development or state of circumstances or facts which would, individually or in the aggregate, have a Material Adverse Effect on the Company;

         (b) any incurrence, assumption or guarantee by the Company of any material indebtedness for borrowed money;

         (c) any creation or other incurrence by the Company of any Lien on any material asset;

         (d) the making of any material loan, advance or capital contributions to or investment in any Person;

         (e) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or any asset(s) of the Company which would, individually or in the aggregate, have a Material Adverse Effect on the Company;

         (f) any transaction or commitment made, or any contract or agreement entered into, by the Company relating to its business or any of its assets (including the acquisition or disposition of any assets) or any relinquishment by the Company of any contract or other right, in either case, material to the Company, and except in the ordinary course of business of the Company;

         (g) any change in any method of accounting, method of tax accounting, or accounting practice by the Company;

         (h) any (i) grant of any severance or termination pay to any current or former director, officer or employee of the Company, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of the Company, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of the Company, or (v) increase in compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of the Company;

         (i) any material labor dispute, other than routine individual grievances; or

         (j) any tax election or any settlement or compromise of any tax liability, in either case that is material to the Company.

         Section 4.8. Compliance with Laws and Court Orders. The Company is and has been in compliance with and, to the best of its knowledge is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

         Section 4.9. Litigation. Except as set forth on Schedule 4.9 hereto, there is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of the Company threatened against or affecting, the Company or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

         Section 4.10. Brokers' and Finders' Fees. The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fee or agents' commission or investment bankers' fees or an similar charges in connection with this Agreement or the transaction contemplated hereby.

         Section 4.11. Employee Benefit Plans. Schedule 4.11 comprises a listing of each bonus, stock option, stock purchase, benefit, profit sharing, savings, retirement, liability, insurance, incentive, deferred compensation, and other similar fringe or employee benefit plans, programs or arrangements for the benefit of or relating to, any employee of, or independent contractor or consultant to, and all other compensation practices, policies, terms or conditions, whether written or unwritten (the "Employee Benefit Plans") which the Company presently maintains, to which the Company presently contributes or under which the Company has any liability and which relate to employees (current or former) or independent contractors of the Company. Each of the Employee Benefit Plans administered by the Company have been administered in accordance with all requirements of applicable law and terms of each such plan. Each Employee Benefit Plan that is required to be qualified under the Employment Retirement Income Security Act of 1974, or registered or approved by a regulatory authority, has been so qualified, registered or approved by the appropriate governmental agency or authority and such qualification, registration or approval has not been revoked. All contributions (including premiums) required by law or contract to have been made or accrued by the Company under or with respect to the Employee Benefit Plans have been paid or accrued by the Company or will be paid in the ordinary course within 90 days. Without limiting the foregoing, there are no unfunded liabilities under any Employee Benefit Plan. The Company has not received notice of any investigations, litigation or other enforcement actions against it with respect to any of the Employee Benefit Plans. To the Company's knowledge, there are no pending actions, suits or claims by former or present employees of the Company (or their beneficiaries) with respect to Employee Benefit Plans or the assets or fiduciaries thereof (other than routine claims for benefits).

         Section 4.12.     Environmental Matters.

         (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company

                           (i) no notice, notification, demand, request for
information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the best knowledge of the Company, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

                           (ii) The Company is and has been in compliance with
all Environmental Laws and all Environmental Permits; and

                           (iii) there are no liabilities of or relating to the
Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law and there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such liability.

         (b) The following terms shall have the meaning set forth below:

                           "Environmental Laws" means any federal, state, local
or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or requirement or any agreement with any governmental authority or other third party, relating to human health and safety or the environment and arising from the use, presence, disposal, discharge or release of pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

                           "Environmental Permits" means, with respect to any
Person, all permits, licenses, franchises, certificates, approvals and other similar authorizations of governmental authorities relating to or required by Environmental Laws and affecting, or relating in any way to, the business of such Person as currently conducted.

         Section 4.13. Labor Matters. The Company currently has no employees. The Company has never been a party to any collective bargaining agreement or other labor agreement with any labor union or organization. There is no unfair labor practice charge or other grievance procedure against the Company pending, or, to the best knowledge of the Company, threatened. There is no complaint, lawsuit or proceeding in any forum by or on behalf of any former employee, any applicant for employment or any classes of the foregoing alleging breach of any express or implied contract of employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship against the Company, pending, or, to the best knowledge of the Company, threatened. The Company is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health. There is no proceeding, claim, suit, action or governmental investigation pending or, to the best knowledge of the Company, threatened, in respect to which any current or former member, officer, employee or agent of the Company, may be entitled to claim indemnification from the Company.

         Section 4.14. Contracts. Schedule 4.14 hereto sets forth a complete and accurate list and description of all of the following contracts and agreements, whether written or oral, of the Company:

         (a) agreements, contracts or instruments to which the Company is a party that relate to the borrowing of money, the capital lease or purchase on an installment basis of any property or asset or the guarantee of any of the foregoing (including without limitation pledged receivables);

         (b) licenses, leases, contracts and other arrangements with respect to any property of the Company, and all contracts, agreements, commitments, purchase orders or other understandings or arrangements with respect to which the Company has any liability or obligation (contingent or otherwise) or which may otherwise have any continuing effect after the date of this Agreement;

         (c) contracts, agreements or other understandings or arrangements (including without limitation those with respect to compensation) between the Company and any current or former member, officer, consultant, agent and/or Affiliate (or any spouse or relative of any of the foregoing);

         (d) management, operating, service, joint venture, partnership or limited liability company agreements;

         (e) any contract or agreement pursuant to which the Company has agreed to indemnify or hold harmless any other Person or to pay liquidated damages of any kind;

         (f) any contract or agreement creating any Lien on any property or assets of the Company;

         (g) any contract or agreement relating to the member interests of the Company; or

         (h) any other material agreement, lease, commitment, instrument, plan, arrangement or contract entered into by the Company, or to which any of its assets may be subject.

         All the foregoing are herein called "Contracts." Such list includes with respect to each Contract the names of the parties, the date thereof, and its title or other general description. The Contracts listed on Schedule 4.14 set forth the entire arrangement and understanding between the Company and the respective third parties with respect to the subject matter thereof, and, except as indicated in such Schedule, there have been no amendments or waivers or side or supplemental arrangements to or in respect of any Contract. The Company will furnish any further information that Hercules may reasonably request in connection therewith. Each Contract is valid, binding and enforceable against the Company, and to the best knowledge of the Company, each other party thereto, in accordance with its terms and in full force and effect. There is no event that has occurred or existing condition that constitutes or that, with notice, the happening of an event and/or the passage of time, would constitute a default or breach under any Contract by the Company, or would cause the acceleration of any obligation of any party thereto, give rise to any right of termination or cancellation or cause the creation of any Lien by reason of the failure of the Company to fulfill the obligations thereunder.

         Section 4.15.     Patents and Other Proprietary Rights.

         (a) Except as set forth on Schedule 4.15 hereto, (i) the Company does not have rights to use, whether through ownership, licensing or otherwise, any patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights and processes, (ii) the Company has not and does not violate or infringe any intellectual property right of any Person, (iii) the Company has not received any communication alleging that it violates or infringes the intellectual property right of any other Person and (iv) the Company has not been sued for infringing any intellectual property right of another Person.

         (b) The license by and between Dr. Jose Antonio O'Daly and the Company, dated April 26, 2001, attached hereto as Exhibit A, and all of the Company's business related thereto, do not infringe upon or violate any intellectual property rights of any Person.

         Section 4.16. Disclosure. Neither this Agreement nor any exhibit or schedule hereto nor any statement, list or certificate delivered to Hercules pursuant hereto or pursuant to any written request therefor, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE 5
Covenants of Hercules

         Section 5.1. The Private Placement. Prior to or simultaneously with the Closing, Hercules shall consummate the Private Placement and issue in connection therewith units consisting of 2,000,000 shares of Common Stock and warrants to purchase an additional 400,000 shares of Common Stock (the "Warrants") for a purchase price of $4.00 per share. The gross proceeds from the Private Placement shall be $3,200,000.

         Section 5.2. Capitalization. Hercules shall take all necessary actions so that immediately prior to the Closing, taking into account the consummation of the Private Placement and the Subscription, the outstanding capitalization of Hercules shall consist of an aggregate of 9,500,000 shares of common stock and an aggregate of 475,000 warrants to purchase shares of the Company's common stock. Except as set forth in the immediately preceding sentence, as of the Closing, there will be no other outstanding shares of capital stock, options, warrants, subscriptions, conversions or other rights, agreements or commitments obligating Hercules to issue any shares of its capital stock or any securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock.

         Section 5.3 Ownership Percentage. Hercules shall take all necessary action so that the Contribution Shares together with the Common Stock issuable upon the closing of the Private Placement will represent ownership of Hercules stock possessing at least 80% of the total combined voting power of all classes of Hercules stock entitled to vote, and at least 80% of the total number of shares of all other classes of Hercules stock.

         Section 5.4. Public Company Status. Hercules shall make any and all necessary filings so that at the Closing the Common Stock shall continue to be a publicly-traded security.

         Section 5.5. Quotation of Common Stock. Hercules shall use its best efforts to cause the Common Stock to continue to be approved for quotation on the OTC Bulletin Board, prior to the Closing.

                                    ARTICLE 6

INTENTIONALLY LEFT BLANK.

                                    ARTICLE 7

Covenants of the Company Members

         Section 7.1. Registration Statement. Promptly following the Closing but in no event later than 120 days of the Closing, the Company Members, as contributing shareholders of Hercules, shall cause Hercules to file a registration statement under the Securities Act covering the resale of (i) all of the shares of Common Stock sold in the Private Placement, and (iii) the shares underlying all of the Warrants issued in the Private Placement.

         Section 7.2 . Investment Banking Agreement. Upon the Closing, the Company Member shall cause Hercules to enter into an investment banking agreement with HMA, pursuant to which HMA shall provide ongoing investment banking and corporate consulting services to Hercules for a period of 2 years from the Closing. In consideration for HMA's services under the investment banking agreement, Hercules shall pay HMA an aggregate of $144,000, payable in 24 equal monthly installments of $6,000.


                                    ARTICLE 8
                            Covenants of the Parties

         The parties hereto agree that:

         Section 8.1. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

         Section 8.2. Filings; Other Action. Subject to the terms and conditions herein provided, the Company and Hercules shall promptly use reasonable best efforts to cooperate with one another in (i) determining whether any filings are required to be made with, or consents, permits, authorizations or approvals are required to be obtained from, any third party, the United States government or any agencies, departments or instrumentalities thereof or other governmental or regulatory bodies or authorities of federal, state, local and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, and (iii) taking or causing to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby.

         Section 8.3. Public Announcements. The Company and Hercules shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law, will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other party.

         Section 8.4. Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 and Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

         Section 8.5. Access to Information; Confidentiality.

         (a) Following the date hereof, until consummation of all transactions contemplated hereby, the Company, on the one hand, and Hercules, on the other, will give to the other party, its counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records of such party, furnish to the other party and its representatives such financial and other data and information as such party and its representatives may reasonably request and instruct its own employees and representatives (including, without limitation, insurance agents and underwriters) to cooperate with the other party in its investigations. Any investigation pursuant to this Section 8.5. shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other parties. No investigation pursuant to this Section 8.5. shall affect any representation or warranty made by any party hereunder.

         (b) All information obtained by the Company or Hercules in connection with the transactions contemplated hereby shall be kept confidential and will not be used for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Should the Closing not occur for any reason, all such information and copies thereof shall promptly be returned to each respective party.


                                    ARTICLE 9
                              Conditions Precedent

         Section 9.1 Conditions of Obligations of the Company Members. The obligations of the Company Members to effect the Exchange are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the Company Members:

         (a) Representations and Warranties. Each of the representations and warranties of Hercules set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct would not have a Material Adverse Effect on Hercules.

         (b) Performance of Obligations of Hercules . Hercules shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

         (c) Secretary's Certificate. The Secretary of Hercules shall deliver to the Company at the Closing a certificate certifying: (i) that attached thereto is a true and complete copy of its Articles of Incorporation, as amended, as in effect at the Closing; (ii) that attached thereto is a true and complete copy of its By-laws as in effect at the Closing; (iii) that attached thereto is a true and complete copy of all resolutions duly adopted by its Board of Directors (x) authorizing the execution, delivery and performance of this Agreement, (y) authorizing the consummation of the transactions contemplated hereby and (z) directing the submission of the Exchange to a vote of Hercules' shareholders, and that such resolutions have not been amended or modified and are in full force and effect; and (iv) that attached thereto is a true and complete copy of all resolutions duly adopted by the shareholders of Hercules approving the Exchange and the transactions contemplated hereby and that such resolutions have not been amended or modified and are in full force and effect.

         (d) Legal Opinion. The Company shall have received an opinion, dated the Closing Date, of Gersten, Savage & Kaplowitz, LLP, counsel to Hercules, in the form attached hereto as Exhibit B. The Company shall also have received an opinion, dated the Closing Date, of ________________, counsel to Hercules regarding Colorado Law, in the Form attached hereto as Exhibit C.

         (e) Good Standing Certificate. Hercules shall have furnished the Company with good standing and existence certificates for Hercules in its jurisdiction of incorporation and other jurisdictions as the Company shall reasonably request.

         (f) Certified List of Record Holders. The Company shall have received a certified list from the Company's transfer agent of the holders of record of Hercules' Common Stock.

         (g) Legal Fees. All legal fees payable to Riker, Danzig, Scherer, Hyland & Perretti LLP accrued in connection with or relating to the Exchange, shall be paid by the Company out of the proceeds of the Private Placement.

         Section 9.2. Conditions of Obligations of Hercules . The obligations of Hercules to effect the Exchange are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Hercules:

         (a) Representations and Warranties . Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct would not have a Material Adverse Effect on the Company.

         (b) Consummation of Private Placement. Hercules shall have consummated the Private Placement.

         (c) Performance of Obligations of the Company . The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

         (d) Managing Member's Certificate. The Managing Member of the Company shall deliver to Hercules at the Closing a certificate certifying: (i) that attached thereto is a true and complete copy of the Company's Certificate of Formation (including all amendments thereto) as in effect at the Closing; (ii) that attached thereto is a true and complete copy of the Operating Agreement of the Company; (iii) that attached thereto is a true and complete copy of all resolutions duly adopted by the Board of Managers of the Company (x) authorizing the execution, delivery and performance of this Agreement, (y) authorizing the consummation of the transactions contemplated hereby and (z) directing the submission of the Exchange to a vote, and that such resolutions have not been amended or modified and are in full force and effect; and (iv) that attached thereto is a true and complete copy of all resolutions duly adopted by the Company Members approving the Exchange and the transactions contemplated hereby and that such resolutions have not been amended or modified and are in full force and effect.

         (e) Legal Opinion. Hercules shall have received an opinion, dated the Closing Date, of Riker, Danzig, Scherer, Hyland & Perretti, LLP in the form attached hereto as Exhibit D.

         (f) Assignments. The Company shall have obtained all required written consents to the assignment of the licenses, contracts, patents and patent applications listed on Schedule 4.14 and Schedule 4.15 attached hereto assigning such licenses, contracts, patents and patent applications to Hercules.


                                   ARTICLE 10
                      Survival and Remedy; Indemnification

         Section 10.1. Survival. All representations and warranties of the parties shall survive the Closing and shall expire as of 11:59 p.m. Eastern Standard Time on the date which is 12 months after the Closing Date.

         Section 10.2. Indemnification by the Company and the Company Members. The Company and the Company Members jointly and severally agree to indemnify Hercules and agree to hold it harmless from any losses incurred or suffered by Hercules or any of its Affiliates (or any combination thereof) arising from any material breach of or any material inaccuracy in any representation or warranty made by the Company pursuant to this Agreement and any material breach of or material failure by the Company and/or the Company Members to perform any covenant or obligation of the Company and/or the Company Members set forth in this Agreement.

         Section 10.3. Indemnification by Hercules. Hercules agrees to indemnify the Company and the Company Members against and agrees to hold them harmless from any losses incurred and suffered by the Company and/or the Company Members or any of their respective Affiliates (or any combination thereof) arising from any material breach of or any material inaccuracy in any representation or warranty made by Hercules pursuant to this Agreement and any material breach of or material failure by Hercules to perform any covenant or obligation of Hercules set forth in this Agreement.

         Section 10.4. Notice of Claims: Assumption of Defense. The indemnified party shall give prompt notice to the indemnifying party in accordance with the terms of Section 12.1. of the assertion of any claim or the commencement of any suit proceeding by any party in respect of which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefore and giving the indemnifying party such information with respect thereto as the indemnifying party may reasonably request (but the giving of such notice shall not be a condition precedent to indemnification hereunder). The indemnifying party may, at its own expense:

         (a) participate in; and

         (b) upon notice to the indemnified party and the indemnifying party's written agreement that the indemnified party is entitled to indemnification pursuant to Section 10.2. or Section 10.3. for losses arising out of such claim, suit, action or proceeding, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof; provided that:

                           (i) the indemnifying party's counsel is reasonably
satisfactory to the indemnified party; and

                           (ii) the indemnifying party shall thereafter consult
with the indemnified party upon the indemnified party's reasonable request for consultation from time to time with respect to such claim, suit, action or proceeding.

         Section 10.5. Settlement or Compromise. Any settlement or compromise made or caused to be made by the indemnified party or the indemnifying party, as the case may be, of any such claim, suit, action or proceeding of the kind referred to in Section 10.4. shall also be binding upon the indemnifying party or the indemnified party, as the case may be, in the same manner as if a final judgment or decree was entered by a court of competent jurisdiction in the amount of such settlement or compromise. No party shall settle or compromise any claim, suit, action or proceeding without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

         Section 10.6. Failure of Indemnifying Party to Act. In the event the indemnifying party does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the indemnified party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause same to be done, shall not relieve the indemnifying party of its obligations hereunder, provided that the indemnified party gives the indemnifying party at least 30 days written notice of its proposed intention not to defend or participate and affords the indemnifying party the opportunity to assume the defense thereof.

         Section 10.7. Payment of Indemnifying Party. Contemporaneously with any compromise or settlement the indemnifying party shall pay or cause to be paid to the indemnified party or as it may direct, the amount owing under this indemnity with respect to such matter, it being provided further that:

         (a) the indemnifying party shall provide further security to the indemnified party in respect of any cost of damages arising in connection with any litigation; and

         (b) the indemnifying party shall agree to reimburse the indemnified party promptly in respect of all out of pocket expenses incurred by indemnified party in connection with such litigation or pending litigation.

                                   ARTICLE 11
                                   Termination

         Section 11.1 Termination. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing:

         (a)               by mutual written consent of the parties hereto;

         (b) by either the Company or Hercules if the Closing shall not have occurred on or before October 31, 2001 (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

         (c) by the Company if (i) Hercules shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by Hercules; or (ii) any representations and warranties of Hercules contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date), except where the failure to be so true and correct would not have a Material Adverse Effect on Hercules; or

         (d) by Hercules if (i) the Company shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by them; or (ii) any representations and warranties of the Company contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of the Closing Date (except to the extent it relates to a particular date), except where the failure to be so true and correct would not have a Material Adverse Effect on the Company.

         Section 11.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1., all further obligations of the parties under this Agreement, other than the provisions of Article 10 (indemnification),
Section 11.2., Section 12.3. (fees and expenses), Section 8.5.(b) (confidentiality) and Section 8.3. (public announcements), shall forthwith be terminated without any further liability of any party to the other parties. Nothing contained in this Section 11.2. shall relieve any party from liability for any breach of this Agreement.


                                   ARTICLE 12
                                  Miscellaneous

         Section 12.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid, if to Company, to:

         Astralis, LLC
         135 Columbia Turnpike, Suite 301
         Florham Park, NJ 07932
         Tel:              (973) 377-8008
         Fax:              (973) 377-8009
         Attention:        Mike Ajnsztajn, Chief Executive Officer

         with a copy to (which shall not constitute notice):

         Riker, Danzig, Scherer, Hyland & Perretti, LLP
         Headquarters Plaza
         One Speedwell Avenue
         Morristown, NJ 07692
         Tel:              (973) 538-0800
         Fax:              (973) 538-1984
         Attention: Andrew Stamelman, Esq.

         if to Hercules, to:

         Hercules Development Group, Inc.
         One Belmont Avenue, Suite 417
         Bal Cynwyd, PA 10004
         Tel:              (917) 450-8997
         Fax:              (516) 295-3817
         Attention: Shai Stern, Chief Executive Officer

         with a copy to (which shall not constitute notice):

         Gersten, Savage & Kaplowitz, LLP
         101 east 52nd Street, 9th Floor
         New York, NY 10022
         Tel:              (212) 752-9700
         Fax:              (212) 813-9768
         Attention:        Jay M. Kaplowitz, Esq.

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally, telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         Section 12.2. Amendments; No Waivers.

         (a) Any provision of this Agreement with respect to transactions other than the Exchange contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and Hercules; or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 12.3. Fees and Expenses. Except for all transfer taxes which shall be paid by Hercules, all costs and expenses incurred in connection, including without limitation attorneys' fees, with this Agreement shall be paid by the party incurring such cost or expense.

         Section 12.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

         Section 12.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         Section 12.6. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York, Borough of Manhattan, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.1. shall be deemed effective service of process on such party.

         Section 12.7. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         Section 12.8. Entire Agreement. This Agreement and the Exhibits and Schedules hereto constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

         Section 12.9. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         Section 12.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         Section 12.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

         Section 12.12.    Definition and Usage.

         For purposes of this Agreement:

                           "Affiliate" means, with respect to any Person, any
other Person, or indirectly controlling, controlled by, or under common control with such Person.

                           "Knowledge" of any Person which is not an individual
means the knowledge of such person's officers after reasonable inquiry.

                           "Material Adverse Effect" means any effect or change
that is or would be materially adverse to the business, operations, assets, prospects, condition (financial or otherwise) or results of operations of an entity and any of its subsidiaries, taken as a whole.

                           "Person" means an individual, corporation,
partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                           "Subsidiary" means, with respect to any Person, any
entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

                           "Taxes" means any and all federal, state, local,
foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added.

         A reference in this Agreement to any statute shall be to such statute as amended from time to time, and to the rules and regulations promulgated thereunder.


                            [SIGNATURES PAGE FOLLOWS]

                           IN WITNESS WHEREOF, each of the following individuals
has caused this Agreement to be signed, and each party that is not an individual has caused this Agreement to be duly executed under seal by its respective authorized officers, all as of the day and year first above written.


ASTRALIS, LLC                                HERCULES DEVELOPMENT GROUP, INC.

By:                                          By:
     ----------------------------                -----------------------------
     Name:                                        Name:
     Title:                                       Title:

---------------------------------
         Jose Antonio O'Daly

---------------------------------
         Mike Ajnsztajn

---------------------------------
         Gaston Liebhaber

---------------------------------
         Richard Genovese

---------------------------------
         David Stevenson

Grizzly Consulting Ltd

By:
    -----------------------------
     Name:
     Title:

Wolver Limited

By:
    -----------------------------
     Name:
     Title:

Logarithmic Inc.

By:
    -----------------------------
     Name:
     Title:

                                                                       Exhibit B

                            ARTICLES OF AMENDMENT TO
                          THE ARTICLES OF INCORPORATION
                                       OF
                        HERCULES DEVELOPMENT GROUP, INC.

                                    * * * * *

         Hercules Development Group, Inc. (the "Company"), a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Colorado, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of Hercules Development Group, Inc. has approved and its Shareholders having a right to vote thereon have adopted a proposal duly amending the Articles of Incorporation of said corporation at the Special Meeting of the Company's Shareholders (the "Meeting") held on October __, 2001 , as follows:

         RESOLVED, that the Articles of Incorporation of Hercules Development Group, Inc., subject to Shareholder approval of the Contribution Agreement referred to hereinabove, be amended by deleting the First Article thereof and replacing it with the following:

                                   "ARTICLE I

         The name of the corporation shall be: Astralis, Ltd."


         SECOND: That said Contribution Agreement was duly adopted at the Meeting.

         IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Dr. Jose O'Daly, its Chairman and attested to by Mike Ajnsztajn, its Chief Executive Officer, this __th day of October, 2001.

                                    By:
                                       -------------------------------------
                                        Dr. Jose O'Daly, Chairman
ATTEST:

By:
   ---------------------------------
         Mike Ajnsztajn, CEO

                                                                      Exhibit C


                             2001 STOCK OPTION PLAN
                                       OF
                        HERCULES DEVELOPMENT GROUP, INC.

1.       PURPOSES OF THE PLAN

         The purposes of the 2001 Stock Option Plan (the "Plan") of Hercules Development Group, Inc., a Colorado corporation (the "Company"), are to:

         (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

         (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

         (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

         Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "nonqualified options" ("NQOs").

2.       ELIGIBLE PERSONS

         Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.       STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

         Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed twenty-five million (5,000,000) shares of Common Stock. The shares of Common Stock covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

         (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

         (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.       GRANTING OF OPTIONS; OPTION AGREEMENT

         (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

         (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

         (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

         (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.       TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

         6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

                  6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

                  6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

                  6.1.3 Time of Option Exercise. Subject to Section 5 and
Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

                  6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                  6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

                  6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                           (a) Subject to the discretion of the Administrator
and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                           (b) Subject to the discretion of the Administrator,
through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

                  6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                  6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

                  6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                  6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

                           (a) Fair market value shall be the closing price of
such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                           (b) In the absence of an established market for the
stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

                  6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

         6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

                  6.2.1 Exercise Price.

                           (a) Except as set forth in Section 6.2.1(b), the
exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                           (b) To the extent required by applicable laws, rules
and regulations, the exercise price of a NQO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

         6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                  6.3.1 Exercise Price.

                           (a) Except as set forth in Section 6.3.1(b), the
exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                           (b) The exercise price of an ISO granted to any Ten
Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                  6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                  6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                  6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.       MANNER OF EXERCISE

         (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and
6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

         (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.       EMPLOYMENT OR CONSULTING RELATIONSHIP

         Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.       CONDITIONS UPON ISSUANCE OF SHARES

         Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.      AMENDMENTS TO PLAN

         The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12.      EFFECTIVE DATE OF PLAN; TERMINATION

         This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten (10) years from the date of its adoption by the Board.

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED NOR MAY THE SHARES BE ISSUED UPON EXERCISE UNLESS SUCH SECURITIES AND SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE, TRANSFER, PLEDGE OR ISSUANCE IS EXEMPT FROM REGISTRATION.


                        HERCULES DEVELOPMENT GROUP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT



         THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made as of ______ day of 20__ by and between Hercules Development Group, Inc., a Colorado corporation (the "Company"), and ________________ ("Optionee").


                                  R E C I T A L

         Pursuant to the 2001 Stock Option Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of an incentive stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                                                 A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

         1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ______ shares of Common Stock of the Company ("Shares") at the price of $_______ per share.

         2. Term. This Option shall expire on the day before the _______ anniversary (fifth anniversary if Optionee owns more than 10% of the voting stock of the Company or an Affiliate of the Company on the date of this Agreement) of the date hereof (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Affiliate" as used herein shall have the meaning as set forth in the Plan.

         3. Shares Subject to Exercise. Shares subject to exercise shall be 25% of such Shares on and after the first anniversary of the date hereof, 50% of such Shares on and after the second anniversary of the date hereof, 75% of such Shares on and after the third anniversary of the date hereof and 100% of such Shares on and after the Fourth anniversary of the date hereof. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of the Company, or its Affiliate, subject, however, to the provisions of Paragraph 6 hereof.

         4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

                  (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

                  (B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's Common Stock owned by Optionee having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

         Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

         5. Tax Withholding. In the event that this Option shall lose its qualification as an incentive stock option, as a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

         6. Exercise on Termination of Employment. If for any reason other than death or permanent and total disability, Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), this Option (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, but in no event after the Expiration Date; provided, however, that if such exercise of this Option would result in liability for Optionee under Section 16(b) of the Securities Exchange Act of 1934, then such three-month period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under Section 16(b), but in no event after the Expiration Date. If Optionee dies or becomes permanently and totally disabled (as defined in the Plan) while employed by the Company or an Affiliate or within the period that this Option remains exercisable after Termination, this Option (to the extent then exercisable) may be exercised, in whole or in part, by Optionee, by Optionee's personal representative or by the person to whom this Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of Optionee, but in no event after the Expiration Date. In the event this Option is treated as a nonqualified stock option, then and to that extent, "employment" would include service as a director or as a consultant. For purposes of this Paragraph 6, Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         7. Nontransferability. This Option may not be assigned or transferred except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

         8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

         9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 6.1 and
6.3 of the Plan.

         11. Restrictions on Sale of Shares. Optionee represents and agrees that, upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to him, he will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon each exercise thereof he shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state or federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

         12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. It is intended that this Option shall qualify as an incentive stock option as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement shall be construed in a manner which will enable this Option to be so qualified. Optionee hereby acknowledges receipt of a copy of the Plan.

         13. Notices. All notices to the Company shall be addressed to the Chief Financial Officer at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Chief Financial Officer (as the case may be).

         14. Sale or Other Disposition. Optionee understands that, under current law, beneficial tax treatment resulting from the exercise of this Option will be available only if certain requirements of the Code are satisfied, including without limitation, the requirement that no disposition of Shares acquired pursuant to exercise of this Option be made within two years from the grant date or within one year after the transfer of Shares to him or her. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form of transfer) of any such Shares, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition. In addition to the foregoing, Optionee hereby agrees that before Optionee disposes (whether by sale, exchange, gift, or otherwise) of any Shares acquired by exercise of this Option within two years of the grant date or within one year after the transfer of such Shares to Optionee upon exercise of this Option, Optionee shall promptly notify the Company in writing of the date and terms of the proposed disposition and shall provide such other information regarding the Option as the Company may reasonably require immediately before such disposition. Said written notice shall state the date of such proposed disposition, and the type and amount of the consideration to be received for such Shares by Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to require Optionee to immediately pay the Company the amount of taxes (if any) which the Company is required to withhold under federal and/or state law as a result of the granting or exercise of the Option and the disposition of the Shares.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                  HERCULES DEVELOPMENT GROUP, INC.



                                  By :
                                      -------------------------------
                                  Name:
                                  Title:


OPTIONEE



By :
     --------------------------
Name:

Address:

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED NOR MAY THE SHARES BE ISSUED UPON EXERCISE UNLESS SUCH SECURITIES AND SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE, TRANSFER, PLEDGE OR ISSUANCE IS EXEMPT FROM REGISTRATION.


                        HERCULES DEVELOPMENT GROUP, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made as of _____________ 20__ by and between Hercules Development Group, Inc., a Colorado corporation (the "Company"), and _______________ ("Optionee").

                                  R E C I T A L

         Pursuant to the 2001 Stock Option Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of a nonqualified stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                               A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

         1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, _____ shares of Common Stock of the Company ("Shares") at the price of $ _____ per share.

         2. Term. This Option shall expire on the day before the _____ anniversary of the date hereof (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Affiliate" as used herein shall have the meaning as set forth in the Plan.

         3. Shares Subject to Exercise. Shares subject to exercise shall be 25% of such Shares on and after the first anniversary of the date hereof, 50% of such Shares on and after the second anniversary of the date hereof, 75% of such Shares on and after the third anniversary of the date hereof and 100% of such Shares on and after the fourth anniversary of the date hereof. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of or providing services to the Company, or its Affiliate, subject, however, to the provisions of Paragraph 6 hereof.

         4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

         (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

         (B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's Common Stock owned by Optionee having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

         Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

         5. Tax Withholding. As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

         6. Exercise on Termination of Employment. If for any reason other than death or permanent and total disability, Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), this Option (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, but in no event after the Expiration Date; provided, however, that if such exercise of this Option would result in liability for Optionee under Section 16(b) of the Securities Exchange Act of 1934, then such three-month period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under Section 16(b), but in no event after the Expiration Date. If Optionee dies or becomes permanently and totally disabled (as defined in the Plan) while employed by the Company or an Affiliate or within the period that this Option remains exercisable after Termination, this Option (to the extent then exercisable) may be exercised, in whole or in part, by Optionee, by Optionee's personal representative or by the person to whom this Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of Optionee, but in no event after the Expiration Date. For purposes of this Paragraph 6, "employment" includes service as a director or as a consultant. For purposes of this Paragraph 6, Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         7. Nontransferability. Except with the express written approval of the Administrator, this Option may not be assigned or transferred except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

         8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

         9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 6.1 and
6.2 of the Plan.

         11. Restrictions on Sale of Shares. Optionee represents and agrees that upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to him, he will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

         12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. Optionee hereby acknowledges receipt of a copy of the Plan.

         13. Notices. All notices to the Company shall be addressed to the Chief Financial Officer at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Chief Financial Officer (as the case may be).

         14. Sale or Other Disposition. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any Shares acquired by exercise of this Option, he or she shall first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

                                        [Signature on following page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                  HERCULES DEVELOPMENT GROUP, INC.


                                  By :
                                        -------------------------------
                                  Name:
                                  Title:



OPTIONEE



By :
      -------------------------
Name:

Address:

                                                                       Exhibit D

                            7-113-101 - Definitions.

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

                          7-113-102 - Right to Dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

                  (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

                  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102
(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

         (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

         (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

         (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

         (c) Cash in lieu of fractional shares; or

         (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321,ss.ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

              7-113-103 - Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

         (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                    7-113-201 - Notice of dissenter's rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

                  7-113-202 Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

         (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

         (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

                          7-113-203 Dissenter's notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

         (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

         (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

         (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

         (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

         (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

         (g) Be accompanied by a copy of this article.

                    7-113-204 - Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

         (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

         (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

                       7-113-205 - Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

                              7-113-206 - Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

         (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

         (b) A statement of the corporation's estimate of the fair value of the shares;

         (c) An explanation of how the interest was calculated;

         (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

         (e) A copy of this article.

                       7-113-207 - Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable

    7-113-208 - Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

                     7-113-209 - Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

         (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

         (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

         (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                            7-113-301 - Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

                    7-113-302 - Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

         (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                                                       Exhibit E


              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

The following unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of Hercules Development Group, Inc. ("Hercules"), a Colorado company, and of Astralis, LLC ("Astralis"), a New Jersey limited liability company as of June 30, 2001. The two entities entered into a contribution agreement to, in effect, be merged upon meeting certain conditions in the contribution agreement, with Hercules being the legal survivor. This merger has been treated as a recapitalization of Astralis. Therefore at the date of the merger, the financial statements of Astralis become those of Hercules.

Specifically, the following unaudited pro forma condensed combined balance sheet presents the recapitalization of Astralis as if the merger had been consummated as of June 30, 2001 and reflects the occurrence of an equity transaction executed by Astralis subsequent to June 30, 2001 and of certain equity proceeds required to be raised by Hercules as a condition to the consummation of the transaction.

The following unaudited pro forma consolidated balance sheet as of June 30, 2001 is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved if the Proposed Transaction had been completed as of that date, nor is it necessarily indicative of future operating results. This unaudited pro forma balance sheet should be read in conjunction with Hercules and Astralis historical financial statements (and related notes thereto), and accompanying Management's Discussion and Analysis. For the year ended December 31, 2000, such information can be found in the Hercules Annual Report on Form 10-KSB, as amended, for such fiscal year. For the six-month period ended June 30, 2001, such information can be found in the Hercules Quarterly Report on Form 10-QSB for the fiscal quarter ended on such date. A copy of the Forms 10-KSB and 10-QSB, as well as other documents filed by Hercules with the Securities and Exchange Commission, are available to the public. See "Where You Can Find More Information." The financial statements of Astralis, LLC are included elsewhere in this proxy statement.

                        HERCULES DEVELOPMENT GROUP, INC.
                          (A Development Stage Company)
                       Pro Forma Balance Sheet - Unaudited
                                  June 30, 2001


                                                                                                          Pro Forma After
                                                                                                            Completion
                                                          Hercules      Astralis, LLC     Pro Forma         of Offering
                                                        June 30, 2001   June 30, 2001    Adjustments       and Exchange
                        Assets                           (Unaudited)     (Unaudited)     (Unaudited)        (Unaudited)
                                                       ---------------  --------------  -------------    -----------------
Current Assets:
   Cash and cash equivalents                           $           689  $           --  $   3,200,000(4) $       3,200,689
   Notes receivable from shareholders                           69,000              --             --               69,000
   Interest receivable from shareholders                           555              --             --                  555
                                                       ---------------  --------------  -------------    -----------------

              Total current assets                              70,244              --      3,200,000            3,270,244

Intangible assets, net                                              --          24,058             --               24,058
                                                       ---------------  --------------  -------------    -----------------

                                                       $        70,244  $       24,058  $   3,200,000    $       3,294,302
                                                       ===============  ==============  =============    =================

    Liabilities and Shareholders' (Deficit) Equity

Current Liabilities:
    Accounts payable and accrued expenses              $         1,000  $       24,438  $          --    $          25,438
    Notes payable                                              150,000              --             --              150,000
    Accrued interest on notes payable                            3,370              --             --                3,370
                                                       ---------------  --------------  -------------    -----------------

              Total current liabilities                        154,370          24,438             --              178,808
                                                       ---------------  --------------  -------------    -----------------

Shareholders' (deficit) equity:
    Common stock                                                 3,130              --         (2,380)(1)
                                                                                                2,800 (2)
                                                                                                  200 (4)
                                                                                                                     3,750

    Members' capital                                                --          46,170        (46,170)(2)               --

    Members' subscription receivable                                --         (17,218)    (1,350,000)(3)       (1,367,218)

    Additional paid in capital                                  72,201              --          2,380 (1)
                                                                                               43,370 (2)
                                                                                            1,350,000 (3)
                                                                                            3,199,800 (4)
                                                                                             (159,457)(5)
                                                                                                                 4,508,294

    Deficit accumulated during the development stage          (159,457)        (29,332)       159,457 (5)          (29,332)
                                                       ---------------  --------------  -------------    -----------------

                  Total shareholders' (deficit) equity         (84,126)           (380)     3,200,000            3,115,494
                                                       ---------------  --------------  -------------    -----------------

                                                       $        70,244  $       24,058  $   3,200,000    $       3,294,302
                                                       ===============  ==============  =============    =================

         The accompanying notes are an integral part of this unaudited pro forma condensed combined balance sheet.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       COMBINED BALANCE SHEET (UNAUDITED)


Astralis, LLC ("Astralis") entered into a contribution agreement with Hercules Development Group, Inc. ("Hercules") on September 10, 2001. The two parties have agreed to a business combination whereas the members of the Astralis will exchange all of their units and rights to purchase additional units in return for 28,000,000 shares of Hercules common stock and warrants to purchase 6,300,000 shares of Hercules common stock for $1.60 per share. As of September 21, 2001, this transaction had not been consummated. Upon completion of this transaction, the Astralis members will own an approximately 75% interest in Hercules. The closing of the combination is contingent on the shareholders of Hercules approving the transaction and Hercules successfully completing a private placement offering in the amount of $3,200,000 in exchange for 2,000,000 shares at a price of $1.60 per share. The combination of the Astralis and Hercules will be treated as a recapitalization of the Astralis. The historical financial statements of Astralis will become those of Hercules.

(1) This pro forma adjustment reflects the cancellation of 23,800,000 shares held by Shai Stern, the majority shareholder of Hercules.

(2) This pro forma adjustment reflects the issuance of 28,000,000 shares of Hercules common stock in connection with the combination where Hercules receives in return all of the outstanding units and rights to purchase additional units of Astralis.

(3) This pro forma adjustment reflects the subscription receivable from the five new members admitted to Astralis, LLC prior to the combination and subsequent to June 30, 2001. Astralis amended its original operating agreement on September 1, 2001 to allow five new members to be admitted as members of Astralis through a subscription agreement. The new members subscribed to an aggregate 2,700,000 units for a total amount of $1,350,000. Each of the five new members is to pay for these units by issuing two notes in the amounts of $100,000 and $170,000 payable in 180 days and 90 days, respectively. In addition, the new members received options to purchase in the aggregate an additional 6,300,000 units for a purchase price of $1.60 per unit. These subscription agreements are contingent upon the consummation of a contribution agreement between Astralis and Hercules Development Group, Inc. If the contribution agreement is not consummated, Astralis is required to purchase the subscribed units back from the five new members.

(4) This pro forma adjustment reflects the Issuance of 2,000,000 shares in connection with the offering. The closing of the combination is contingent on Hercules successfully completing a private placement offering in the amount of $3,200,000 in exchange for 2,000,000 shares of common stock at a price of $1.60 per share.

(5) This pro forma adjustment reflects the eliminating entry to reflect accounting for the recapitalization.

An unaudited pro forma statement of operations has been excluded in this pro forma presentation since the historical statement of operations of Astralis, LLC is presented elsewhere in this proxy statement, and after the recapitalization will become the historical statement of operations of Hercules. Astralis began operations on March 12, 2001 and the statement of operations commences from that point.

Astralis was organized in the form of a limited liability company. Upon the business combination, its capital structure will be changed to that of a corporation. The change will result in Hercules retaining the tax benefit for subsequent net operating losses whereas the previous losses are being passed through to the LLC members. Pro forma condensed information for the period ended June 30, 2001 has been presented below which reflects the impact of the change in the Astralis capital structure as if it had occurred March 12, 2001 (the Company's inception). This presentation reflects Astralis generating a tax benefit subject to evaluation allowance for the net operating losses which were incurred by the LLC during the period March 12, 2001 through June 30, 2001.

The pro forma net loss per share assumes all of the above transactions occurred on March 12, 2001 and that the number of shares of common stock expected to be outstanding upon consummation of these transactions will be 37,500,000.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                 COMBINED BALANCE SHEET (UNAUDITED) - CONTINUED


Pro Forma Information (Unaudited):

    Net Loss                                                 $          (29,332)
    Pro forma tax provision                                                  --
                                                             ------------------

    Pro forma net loss                                       $          (29,332)
                                                             ==================

Net Loss Per Share Data:

    Basic and diluted net loss per common share              $          (0.0008)
                                                             ==================

    Basic and diluted weighted average number
      of common shares outstanding                                   37,500,000
                                                             ==================

                                                                       Exhibit F


                                  ASTRALIS, LLC
                          (A Development Stage Entity)

                                  June 30, 2001


                                 C O N T E N T S


                                                                      Page(s)
                                                                    ------------

Independent Auditors' Report                                             1


Balance Sheet - Audited                                                  2


Statement of Operations - Unaudited                                      3


Statement of Changes in Members' Deficit - Unaudited                     4


Statement of Cash Flows - Unaudited                                      5


Notes to Financial Statement                                            6-11

                          INDEPENDENT AUDITORS' REPORT


To the Directors and Officers
Astralis, LLC
Florham Park, New Jersey


We have audited the accompanying balance sheet of Astralis, LLC (a Development Stage Entity) as of June 30, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Astralis, LLC as of June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has incurred losses in its development stage and will need to raise additional capital to complete its development activities. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

L J SOLDINGER ASSOCIATES





Arlington Heights, Illinois


September 21, 2001

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                             Balance Sheet - Audited
                                  June 30, 2001


                                     ASSETS

Intangible Assets, Net                                       $           24,058
                                                             ------------------

                                                             $           24,058
                                                             ==================


                        LIABILITIES AND MEMBERS' DEFICIT

Current Liabilities
    Accounts payable                                         $              468
    Accrued expenses                                                     23,970
                                                             ------------------

              Total Current Liabilities                                  24,438
                                                             ------------------

Commitments and Contingent Liabilities

Members' Deficit
    Members' capital - 100,000,000 units authorized;
       25,300,000 issued and outstanding                                 46,169
    Members' subscription receivable                                    (17,217)
    Deficit accumulated during the development stage                    (29,332)
                                                             ------------------

              Total Members' Deficit                                       (380)
                                                             ------------------

                                                             $           24,058
                                                             ==================

    The accompanying notes are an integral part of the financial statements.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                       Statement of Operations - Unaudited
                From March 12, 2001 (Inception) to June 30, 2001


                                                                (Unaudited)
                                                             ------------------

Revenue                                                      $               --
                                                             ------------------


Operating Expenses
    Research and development                                              5,805
    Amortization                                                            182
    General and administrative                                           23,345
                                                             ------------------

              Total Operating Expenses                                   29,332
                                                             ------------------


Net Loss From Operations                                     $          (29,332)
                                                             ==================

    The accompanying notes are an integral part of the financial statements.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
              Statement of Changes in Members' Deficit - unaudited
                       From March 12, 2001 (Inception) to
                                  June 30, 2001


                                                                    Deficit
                                                                  Accumulated
                                                   Members'        During the
                                    Members'     Subscription     Development
                                    Capital       Receivable         Stage
                                  (Unaudited)     (Unaudited)     (Unaudited)
                                 -------------  ---------------  --------------


Balance, March 12, 2001          $          --  $            --  $           --

Members' Capital Contributions          33,183          (33,183)             --

Capital Contribution Received               --           15,966              --

Members' Contributed Services           12,986               --              --

Net Loss                                    --               --         (29,332)
                                 -------------  ---------------  --------------

Balance, June 30, 2001           $      46,169  $       (17,217) $      (29,332)
                                 =============  ===============  ==============

    The accompanying notes are an integral part of the financial statements.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                       Statement of Cash Flows - unaudited
                From March 12, 2001 (Inception) to June 30, 2001


                                                                  (Unaudited)
                                                                 --------------

Cash Flows From Operating Activities
    Net loss                                                     $      (29,332)
    Adjustments to reconcile net loss to net cash used
     in operating activities
       Depreciation and amortization                                        182
       Members' contributed salaries                                     12,986
       Operating expenses paid by members on behalf of Company            6,590
    Changes in liabilities
       Accrued expenses                                                   9,574
                                                                 --------------

              Net Cash Used in Operating Activities                          --
                                                                 --------------


Cash Flows From Investing Activities

              Net Cash Used in Investing Activities                          --
                                                                 --------------

Cash Flows From Financing Activities

              Net Cash Provided by Financing Activities                      --
                                                                 --------------

Net Increase in Cash                                                         --

Cash at Beginning of Period                                                  --
                                                                 --------------

Cash at End of Period                                            $           --
                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                          Notes to Financial Statements


NOTE 1 - DESCRIPTION OF BUSINESS

Nature of Operations
--------------------

Astralis, LLC, a New Jersey limited liability company, was organized on March 12, 2001. Astralis is a development stage biotechnology company engaged primarily in the research and development of treatments for immune system disorders and skin diseases.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
---------------------

The Company's financial statements are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles, and have been presented on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

In order to continue operations, additional capital investments will be required to continue to develop the Company's product and fund the significant testing required by the U.S. Food and Drug Administration ("FDA") in its review process. In addition, there can be no assurance that the patent underlying the technology, which the Company has licensed, will be approved on a timely basis or that any patent issued will provide protection against competitors with similar technologies. No assurance can be given that the Company will be able to achieve market acceptance of its products if and when it receives approval from the FDA.

Unaudited Interim Financial Information
---------------------------------------

The interim financial information for the period from March 12, 2001 (inception) to June 30, 2001 included in the statements of operations, changes in members' equity and cash flows is unaudited. The information reflects all adjustments, consisting only of normal recurring adjustments that, in the opinion of management, are necessary to fairly present the results of operation of the Company for the period indicated. Results of operation for the interim periods are not necessarily indicative of the results of operations for a full fiscal year.

Development Stage Enterprise
----------------------------

The Company is a Development Stage Enterprise, as defined in Statement of Financial Accounting Standards No. 7 ("SFAS No. 7") "Accounting and Reporting for Development Stage Enterprises." Under SFAS No. 7, certain additional financial information is required to be included in the financial statements for the period from inception of the Company to the current balance sheet date.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                          Notes to Financial Statements


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investments having original maturities of three months or less at the time of purchase to be cash equivalents.

Start-Up Costs
--------------

In accordance with AICPA Statement of Position 98-5, "Reporting on the Cost of Start-up Activities", the Company expenses all start-up activities, including organizational costs, as they are incurred.

Income Taxes
------------

The Company is a Limited Liability Company that has elected to be taxed as a partnership. Therefore, the Company will make no provisions for Federal or New Jersey State taxes.

Segment Information
-------------------

The Company is subject to Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information,"
("SFAS 131"). SFAS 131 requires companies to disclose certain information about operating segments. Based on the criteria within SFAS 131, the Company has determined that it has one reportable segment.

Research and Development Costs
------------------------------

The cost of research, development and product improvement expenditures are charged to expense as they are incurred. Research, development and product improvement costs included in operating expenses amounted to $5,805 (unaudited) for the period from March 12, 2001 (inception) to June 30, 2001.

Concentrations
--------------

The Company currently has one product which is under development. Lack of product development or customer interest could have a materially adverse effect on the Company. Further, significant changes in technology could lead to new products or services that compete with the product to be offered by the Company. These changes could materially affect the price of the Company's products and services or render them obsolete.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                          Notes to Financial Statements


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements
--------------------------------

On June 29, 2001, the Financial Accounting Standards Board, or FASB, approved the final standards resulting from its deliberations on the business combinations project. The FASB issued two statements in late July 2001, Statement of Financial Accounting Standards No. ("FAS") 141, on Business Combinations and FAS 142 on Goodwill and Other Intangible Assets. FAS 141 will be effective for any business combinations initiated after June 30, 2001 and also includes the criteria for the recognition of intangible assets separately from goodwill. FAS 142 will be effective for fiscal years beginning after December 15, 2001 and will require that goodwill not be amortized, but rather be subject to an impairment test at least annually. Separately identified and recognized intangible assets resulting from business combinations completed before July 1, 2001 that do not meet the new criteria for separate recognition of intangible assets will be subsumed into goodwill upon adoption. In addition, the useful lives of recognized intangible assets acquired in transactions completed before July 1, 2001 will be reassessed and the remaining amortization periods adjusted accordingly.

The adoption of FAS 141 and 142 is not expected to have any impact on the Company's financial statements.


NOTE 3 - INTANGIBLE ASSETS

The Company policy is to capitalize the costs of purchased and internally developed patents and those expenses in connection with patent rights licensed to the Company. The life of the patent is 20 years from the date the patent is applied for or 17 years from when it is granted, whichever is longer. The Company policy is to capitalize direct costs related to the rights it has licensed, and amortize them on a straight-line basis over the remaining portion of the 20-year period which commenced on March 16, 2001, the date the application was filed for the patent the Company has licensed.


NOTE 4 - COMMITMENTS AND CONTINGENCIES

Contingency - Going Concern
---------------------------

Since March 12, 2001 (inception), the Company has been in the development stage and the principal activities have consisted of raising capital, start-up activities, product development, and the patent application activities.

The accompanying financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company is not yet generating revenues and, at June 30, 2001, had accumulated a deficit from its operating activities. Continuation of the Company as a going concern is dependent upon, among other things, obtaining additional capital, obtaining FDA approval for its product, achieving market acceptance of its product and achieving satisfactory levels of profitable operations. The financial statements do not contain any adjustments relating to the realization of assets and liquidation of liabilities that may be necessary should the Company be unable to continue as a going concern.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                          Notes to Financial Statements


NOTE 4 - COMMITMENTS AND CONTINGENCIES (Continued)

The Company does not expect that existing shareholders will provide the Company with adequate future financing to meet its needs. There can be no assurance the Company will successfully raise the required financing on terms desirable to the Company. Management expects to utilize the proceeds raised in connection with its business combination (see Note 10) from the related private placement offering and its raise from its new member admittance (see Note 10) in September 2001, in order to continue the implementation of its business plan, pay certain vendor obligations and fund development stage cash requirements in the next twelve months. The failure of the Company to obtain such additional financing or successfully complete the business combination would require the Company to adjust its business plan, or may require the Company to cease operations and liquidate. Further, no assurance can be given that the Company will be able to achieve market acceptance of its product or receive FDA approval. As a result of the foregoing, there is substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE 5 - MEMBERS' EQUITY

The Company's Amended Operating Agreement authorizes the issuance of 100,000,000 ownership units. Holders of each unit are entitled to one vote for each unit on all matters to be voted on by the members.

The Company issued 25,300,000 units on April 25, 2001 to various members for an aggregate subscription receivable amount of $33,183. Prior to June 30, 2001, the members paid $15,966 of expenses on behalf of the Company to satisfy a portion of their subscription receivable. As of June 30, 2001, $17,217 remained due to the Company from these members. The members have paid this receivable in full subsequent to June 30, 2001.


NOTE 6 - RELATED PARTY TRANSACTION - PATENT

A founding member of the Company is the owner of a patent application, filed March 16, 2001 with the United States Patent and Trademark Office entitled "Compositions and Methods for the Treatment and Clinical Remission of Psoriasis" (the "Invention"). On April 26, 2001, the Company entered into a license agreement to use and exploit the Invention, the technology related thereto, and the related patent rights including the ability to license foreign patent rights. The term of the license agreement expires on the last date of expiration of the patent or earlier date as specified in the license agreement.

During the term of the license agreement, the Company is required to pay all fees and costs relating to the filing, prosecution, and maintenance of the patent and associated rights. In addition, the Company is required to pay all reasonable attorneys' fees of the Company, or patent owner, in the pursuit of any patent infringement litigation.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                          Notes to Financial Statements


NOTE 7 - RELATED PARTY - CONTRIBUTED SERVICES

Certain members of the Company have been providing services to the Company without compensation. In accordance with the accounting treatment proscribed in the SEC Staff Accounting Bulletin Topic 5-T, the Company has recorded as expense an amount representing the value of these services. An offsetting entry has been recorded to members' capital.


NOTE 8 - OPERATING LEASES

The Company shares office space for its principal executive offices in Florham Park, New Jersey with a related party at no expense. The value of the shared space is minimal.


NOTE 9 - SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION


Supplemental Disclosures

       Cash paid for interest and taxes                             $        --
                                                                    ===========

       Non-Cash Transactions
              Members' contributed services                         $    12,986
                                                                    ===========

       Operating expenses paid by Members on behalf of Company            6,590
       Intangible expenses paid by Members on behalf of Company           9,376
                                                                    -----------

                                                                    $    15,966
                                                                    ===========


Included in accounts payable and accrued expenses were $14,864 of expenses related to capitalized intangible costs.


NOTE 10 - SUBSEQUENT EVENTS

The Company amended its original operating agreement on September 1, 2001 to allow five new members to be admitted as members of the Company through a subscription agreement. The new members subscribed to an aggregate 2,700,000 units for a total amount of $1,350,000. Each of the five new members is to pay for these units by issuing two notes in the amounts of $100,000 and $170,000 payable in 180 days and 90 days, respectively. In addition, the new members received options to purchase in the aggregate an additional 6,300,000 units for a purchase price of $1.60 per unit. These subscription agreements are contingent upon the consummation of a contribution agreement between the Company and Hercules Development Group, Inc. (discussed in more detail below). If the contribution agreement is not consummated, the Company is required to purchase the subscribed units back from the five new members.

                                  ASTRALIS, LLC
                          (A Development Stage Entity)
                          Notes to Financial Statements


NOTE 10 - SUBSEQUENT EVENTS (Continued)

The Company entered into a contribution agreement with Hercules Development Group, Inc. ("Hercules") on September 10, 2001. Hercules is a public shell company. The two parties have agreed to a business combination whereas the members of the Company will exchange all of their units and rights to purchase additional units in return for 28,000,000 shares of Hercules common stock and warrants to purchase 6,300,000 shares of Hercules common stock for $1.60 per share. As of September 21, 2001, this transaction had not been consummated. Upon completion of this transaction, the Company members will own an approximately 75% interest in Hercules. The closing of the combination is contingent on the shareholders of Hercules approving the transaction and Hercules successfully completing a private placement offering in the amount of $3,200,000 in exchange for 2,000,000 shares at a price of $1.60 per share. The combination of the Company and Hercules will be treated as a recapitalization of the Company. The historical financial statements of the Company will become those of Hercules.

Upon consummation of the business combination, Hercules will pay a $100,000 broker fee to HMA Associates and enter into an investment banking agreement with HMA Associates for future services for an aggregate fee of $144,000 payable in 24 equal monthly installments of $6,000.